UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05133)

Exact name of registrant as specified in charter:	Putnam High Income Securities Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2015

Date of reporting period:	September 1, 2014 – February 28, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL

PCF

Putnam High Income Securities Fund

Semiannual report 2|28|15

A world of investing.®

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
High Income
Securities Fund

Semiannual report
2 | 28 | 15

Message from the Trustees	1
About the fund	2
Performance snapshot	4
Interview with your fund’s portfolio managers	5
Your fund’s performance	11
Terms and definitions	13
Other information for shareholders	14
Summary of dividend reinvestment plans	15
Financial statements	17

Consider these risks before investing: Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. The value of bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. You can lose money by investing in the fund. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

Message from the Trustees

Dear Fellow Shareholder:

Conditions for investors in early 2015 offer reasons for both optimism and a degree of caution. After losing ground at the start of the year, many stock markets around the world have delivered positive results, but not without some volatility. Markets in the United States, Europe, and Japan have hit record or multiyear highs. An improving U.S. economy, global economic data, and the accommodative policies of several central banks provide sources of confidence.

The European Central Bank’s asset-purchase program, begun in early March, seeks to stimulate growth and combat the eurozone’s deflation risk. Investors have responded by sending European equities to record highs. Meanwhile, the U.S. Federal Reserve has stated that it will be patient in raising interest rates, while also acknowledging the nation’s strengthening economic recovery.

In the United States, the unemployment rate has dropped, while the nation’s gross domestic product has expanded for three consecutive quarters. Europe’s gross domestic product expanded by 0.3% in the fourth quarter of 2014 from the third quarter, and a weaker euro has boosted the competitiveness of the region.

In today’s environment, investors should consider a range of investment opportunities. An example would be Putnam’s new ways of thinking, which integrate innovative investment ideas into time-tested, traditional strategies. Our experienced equity and fixed-income teams invest across many asset classes and pursue flexible strategies that seek out opportunities for growth or income while being mindful of risk. We also believe that it is important to rely on the counsel of your financial advisor, who can help your portfolio match your individual goals and tolerance for risk.

As always, thank you for investing with Putnam.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

Jameson A. Baxter
Chair, Board of Trustees

April 16, 2015

About the fund

Seeking opportunities from high-yield bonds and convertibles

The average investor may think of bonds as government-sponsored securities that offer relatively low risk and less volatility than the stock market. However, high-yield corporate bonds and convertible securities, the types of investments primarily held by Putnam High Income Securities Fund, are different. Both are issued by companies rather than by the government. Moreover, high-yield corporates and convertibles can offer greater returns than do other bonds — but also carry a greater potential for risk, such as the risk of corporate default or periodic illiquidity.

High-yield bonds are deemed to have below-investment-grade status, which means their issuing companies are considered more likely to default on their debt than more creditworthy companies. High-yield bond prices tend to follow individual companies' fundamentals as well as interest-rate levels. While lower-rated corporate bonds may carry higher risk, they provide potentially higher levels of yield to compensate investors for that risk.

What sets convertible securities apart is a built-in option that allows the investor to exchange — or convert — the security for a fixed number of shares of common stock of the issuer. Convertible securities pay interest, although frequently at a lower rate than traditional bonds, and the amount of interest does not change as the price of the underlying stock(s) increases or decreases.

Building a portfolio of high-yield bonds and convertible securities requires intensive research and analysis. Putnam's global equity and credit research analysts conduct rigorous research in an effort to determine the true worth of the issuing company's business. The fund's portfolio managers then construct a portfolio that they believe offers the best return potential, while being mindful of risk.

Putnam High Income Securities Fund has held securities from a variety of sectors and industries.

1988

Navistar International

Manufacturer of trucks and engines

1998

Ohm

Mechanical and electrical power systems for commercial, industrial, and institutional facilities

2001

EchoStar DBS

Direct broadcast satellite (DBS) television products and services

2007

Schering-Plough

Global science-based health-care company

2009

ON Semiconductor

Global supplier of semiconductor technologies

2012

General Motors

U.S.-based automaker

Identified holdings were held during the year indicated; holdings will vary over time. The fund may not have continued to hold the security in the portfolio, and may have sold it at a loss. Performance of identified holdings in a year may not be representative of the fund's returns during the same period. Securities purchased in the future may not generate similar returns. This is not an offer to sell or a recommendation to buy any individual security. For more information on current fund holdings, see pages 18–43.

2 High Income Securities Fund

How closed-end funds differ from open-end funds

Closed-end funds and open-end funds share many common characteristics but also have some key differences that you should understand as you consider your portfolio strategies.

More assets at work Open-end funds are subject to ongoing sales and redemptions that can generate transaction costs for long-term shareholders. Closed-end funds, however, are typically fixed pools of capital that do not need to hold cash in connection with sales and redemptions, allowing the funds to keep more assets actively invested.

Traded like stocks Closed-end fund shares are traded on stock exchanges, and as a result, their prices fluctuate because of the influence of several factors.

They have a market price Like an open-end fund, a closed-end fund has a per-share net asset value (NAV). However, closed-end funds also have a "market price" for their shares — which is how much you pay when you buy shares of the fund, and how much you receive when you sell them.

When looking at a closed-end fund's performance, you will usually see that the NAV and the market price differ. The market price can be influenced by several factors that cause it to vary from the NAV, including fund distributions, changes in supply and demand for the fund's shares, changing market conditions, and investor perceptions of the fund or its investment manager. A fund's performance at market price typically differs from its results at NAV.

Putnam High Income Securities Fund
Net asset value
Market price
Price per share
12
11
10
9
8
7
6
5
4
7/87
7/92
7/97
7/02
7/07
7/12
2/15

High Income Securities Fund 3

Performance
snapshot

Annualized total return (%) comparison as of 2/28/15

Data are historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See pages 5 and 11–12 for additional performance information, including fund returns at market price. Index and Lipper results should be compared with fund performance at NAV.

*The fund’s blended benchmark is an unmanaged index administered by Putnam Management, 50% of which is the JPMorgan Developed High Yield Index and 50% of which is the BofA Merrill Lynch All-Convertibles Speculative Quality Index. The BofA Merrill Lynch All-Convertibles Speculative Quality Index and the JPMorgan Developed High Yield Index were introduced on 12/31/92 and 12/31/94, respectively, which post-date the inception of the fund. The blended benchmark was previously shown as two individual indexes.

†Returns for the six-month period are not annualized, but cumulative.

4     High Income Securities Fund

Interview with your fund’s portfolio managers

Eric N. Harthun, CFA

Robert L. Salvin

What was the market environment like for convertibles and high-yield bonds during the six months ended February 28, 2015?

Eric: The market environment for both asset classes was volatile during the first half of the reporting period. Shifting views on global economic growth and central bank policy stoked volatility until mid-October. After that, however, a number of stabilizing factors helped convertibles and high-yield bonds rebound into early November. These positive developments included a solid reading on third-quarter 2014 U.S. gross domestic product, better-than-expected third-quarter U.S. corporate earnings, indications by both the European Central Bank [ECB] and the Bank of Japan that they were preparing to ease their respective monetary policies, and long-term interest rates that remained low. Selling pressure resumed in November, as oil prices continued to decline on concerns that the global market was oversupplied. Supply worries were partly fueled by a November 27 announcement by the Organization of Petroleum Exporting Countries [OPEC] — reiterated in January 2015 — that the cartel would not cut its output. Meanwhile, widespread deceleration of global economic growth, particularly in Europe and China, sapped demand.

Broad market index and fund performance

*The fund’s blended benchmark is an unmanaged index administered by Putnam Management, 50% of which is the JPMorgan Developed High Yield Index and 50% of which is the BofA Merrill Lynch All-Convertibles Speculative Quality Index.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/28/15. See pages 4 and 11–12 for additional fund performance information. Index descriptions can be found on page 13.

High Income Securities Fund     5

December was a tale of two halves for high-yield bonds and convertibles. Indiscriminate selling through the first half of the month gave way to a partial recovery in prices during the second half amid reduced global stress. Oil prices that continued to fall dampened investor sentiment during December’s first half. Investor confidence received a lift in the latter weeks of the month, however, as fear about the global economic impact of declining oil prices receded somewhat. Investor sentiment was also buoyed by signs that the ECB, after many months of deliberation, appeared poised to launch a stimulative bond-buying program. The ECB introduced its version of quantitative easing in January, announcing that it would purchase approximately €60 billion per month of various types of debt securities. This equates to roughly US$67 billion per month at the February 27, 2015, euro–U.S. dollar exchange rate.

Both asset classes continued to modestly rally through February, fueled by oil prices settling into a trading range of $48–$53 per barrel. Dovish comments by Federal Reserve Chair Janet Yellen, an extension of aid to Greece, and a cease-fire in Ukraine also contributed to a relatively stable market backdrop. Low bond yields around the globe, record U.S. stock prices, and renewed investor demand for high-yield bonds and convertibles helped prices in both asset classes move back toward November levels.

Credit quality overview

Credit qualities are shown as a percentage of the fund’s net assets as of 2/28/15. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating based on analysis of these agencies’ respective ratings criteria. Moody’s ratings are used in recognition of its prominence among rating agencies and breadth of coverage of rated securities. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. The fund itself has not been rated by an independent rating agency.

6     High Income Securities Fund

“We would not be surprised to see
some market volatility in the coming
months as investors try to gauge the
Fed’s intentions.”

Eric Harthun

Although the fund registered a negative absolute return at net asset value, it outpaced its blended benchmark. What factors aided its relative performance?

Eric: On the convertibles side of the fund, beneficial overall positioning in financials and capital goods, along with solid security selection in consumer staples, bolstered the fund’s relative return. In terms of individual convertibles, underweighting lagging electric car maker Tesla Motors proved to be the right decision and was the top relative contributor. Avoiding coal producer Alpha Natural Resources, and holding a lighter-than-benchmark position in oil and gas exploration and production [E&P] company Cobalt International Energy also helped the fund’s performance versus the benchmark.

Rob: Within the fund’s high-yield bond portfolio, underweighting the poor-performing metals/mining and energy groups, coupled with favorable positioning in gaming/lodging/leisure, contributed the most. With respect to individual investments, underweighting oil and gas E&P company Sabine Pass LNG was the biggest relative contributor. An overweight in Penn National Gaming, which operates casinos

Top 10 holdings

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 2/28/15. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

High Income Securities Fund     7

and racetracks in 18 states and Canada, also aided performance.

Which areas hampered the fund’s performance versus the benchmark?

Eric: Among convertible securities, adverse positioning in consumer cyclicals, along with poor security selection in transportation and health care, detracted from the fund’s relative results. The primary individual detractors were an overweight in steel producer AK Steel, and an underweight in automaker Fiat Chrysler Automobiles. Fiat Chrysler was formed in January 2014 by merging Fiat into a new Netherlands-based holding company. The firm’s global headquarters are in London. Elsewhere, an underweight in diversified consumer products company Jarden also worked against the fund’s performance.

Rob: On the high-yield bond side of the fund, an underweight in technology, combined with overweights in cable/satellite and financials, were moderate areas of weakness. Looking at individual holdings, we selectively invested in the oil and gas industry, but the group was hurt by expectations of lower future demand due to the sharp decline in oil prices. Consequently, our biggest detractors were overweights in three energy-related companies: Seventy Seven Energy, Vantage Drilling — in which we held common stock — and Paragon Offshore.

How did you use derivatives during the period?

Our only notable derivatives usage was currency forward contracts to hedge the

Portfolio composition comparison

This chart shows how the fund’s weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8     High Income Securities Fund

foreign exchange risk associated with non-U.S. securities.

What is your outlook for the months ahead, and how was the fund positioned at period-end?

Rob: We believe the U.S. economy remains solidly in the mid-cycle phase of expansion. Consequently, we think the current environment continues to provide a supportive backdrop for domestic corporate fundamentals. Although fourth-quarter 2014 earnings declined due to poor results in the energy and telecommunications sectors, expanding revenue growth contributed substantially to a modest reacceleration in full-year 2014 earnings. In our view, favorable revenue trends may continue and could drive solid mid- to high-single-digit earnings growth in 2015.

Against this backdrop, high-yield issuers appear to be in reasonably good financial shape, in our view. We believe corporations have continued to take a conservative approach toward managing their assets and liabilities. This can be seen by the fact that most of the recent new-issue activity was for refinancing existing debt, which helps issuers lower their overall borrowing costs.

At period-end, the high-yield default rate had decreased slightly to 2.97%, down from 3.00% in January, which was the highest rate since May 2010. For context, the default rate was 0.67% a year ago, and it is expected to fall in April when bankrupt electric utility TXU Energy is removed from the default calculation. Excluding TXU, the default rate was 1.69%. We believe the default rate is likely to remain low overall, but sustained weakness in energy prices would likely elevate defaults among energy-related issuers, in our view. All told, excluding the energy sector, we continue to have a reasonably positive outlook for the asset class. Despite the challenges presented by the energy sector, we believe the fund’s high-yield bond portfolio held up relatively well amid the recent market selloff. With valuations improved after the selloff, we believe the yield advantage that high-yield bonds provide over U.S. Treasuries offer the potential for attractive loss-adjusted returns versus other fixed-income alternatives.

As for portfolio positioning, the fund was broadly diversified across market sectors, and the majority of our holdings are bonds rated Ba or B, occupying the middle tiers of high-yield credit quality. Additionally, to compensate for marketplace liquidity constraints, as well as potentially higher interest rates, we increased the portfolio’s cash allocation and kept its interest-rate sensitivity slightly below that of the blended benchmark.

Eric, what are your closing thoughts on the outlook for convertibles?

If U.S. economic growth continues to strengthen, we think it’s likely that the Fed will begin raising its target for short-term interest rates, possibly in the middle to latter part of 2015. Financial markets typically attempt to price in Fed policy changes prior to the central bank’s formal announcements. So we would not be surprised to see some market volatility in the coming months as investors try to gauge the Fed’s intentions.

Thanks for your time and for bringing us up to date, gentlemen.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

High Income Securities Fund     9

Portfolio Manager Eric N. Harthun has an M.B.A. from The University of Chicago Booth School of Business and a B.S. from San Diego State University. He joined Putnam in 2000 and has been in the investment industry since 1994.

Portfolio Manager Robert L. Salvin has an M.B.A. from The University of Chicago Booth School of Business and a B.S. from the Wharton School of the University of Pennsylvania. He joined Putnam in 2000 and has been in the investment industry since 1986.

IN THE NEWS

The U.S. dollar showed continued strength in early March — climbing to a nearly 12-year high against the euro. A strengthening greenback supports consumer spending, with expected gains in the U.S. retail and travel sectors. At the same time, U.S.-based companies with global operations, such as those in pharmaceuticals and consumer electronics, may start earning less from international sales. German industrials, on the other hand, have taken advantage of a 17% decline in the euro in an effort to make prices more competitive. In 2014, sales from German manufacturers rose 11% in China and 6.5% in the United States, according to Germany’s federal statistical office Destatis. For 2015, the German machine tool industry expects another 3% boost in total production output. However, many countries in the 19-nation eurozone continue to cope with stagnation and high unemployment rates, which are up to 25% in Greece and Spain. To combat deflation, the European Central Bank implemented a €60 billion per-month bond repurchase program, which began in early March. However, these quantitative easing policies are likely to sustain currency weakness in many European economies.

10     High Income Securities Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2015, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance Total return for periods ended 2/28/15

	NAV	Market price
Annual average
Life of fund (since 7/9/87)	9.02%	8.59%
10 years	98.11	104.93
Annual average	7.08	7.44
5 years	58.58	42.71
Annual average	9.66	7.37
3 years	30.81	18.36
Annual average	9.37	5.78
1 year	3.95	3.04
6 months	–0.53	–1.41

Performance assumes reinvestment of distributions and does not account for taxes.

Performance is shown net of expenses.

Fund price and distribution information For the six-month period ended 2/28/15

Distributions
Number	6
Income	$0.1854
Capital gains	—
Total	$0.1854
Share value	NAV	Market Price
8/31/14	$9.56	$8.61
2/28/15	9.32	8.30
Current rate (end of period)	NAV	Market Price
Current dividend rate*	3.98%	4.47%

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

*Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by NAV or market price at end of period.

High Income Securities Fund     11

Comparative index returns For periods ended 2/28/15

	Fund’s blended benchmark (50% JPMorgan Developed High Yield Index/50% BofA Merrill Lynch All-Convertibles Speculative Quality Index)	Lipper Convertible Securities Funds (closed-end) category average*
Annual average
Life of fund (since 7/9/87)	—†	8.53%
10 years	119.13%	90.27
Annual average	8.16	6.60
5 years	65.12	63.43
Annual average	10.55	10.26
3 years	33.37	35.28
Annual average	10.07	10.58
1 year	3.00	2.52
6 months	–1.10	–0.50

Index and Lipper results should be compared with fund performance at net asset value.

*Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 2/28/15, there were 11, 11, 11, 11, 9, and 2 funds, respectively, in this Lipper category.

†The fund’s blended benchmark is an unmanaged index administered by Putnam Management, 50% of which is the JPMorgan Developed High Yield Index and 50% of which is the BofA Merrill Lynch All-Convertibles Speculative Quality Index. The BofA Merrill Lynch All-Convertibles Speculative Quality Index and the JPMorgan Developed High Yield Index were introduced on 12/31/92 and 12/31/94, respectively, which post-date the inception of the fund.

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/15

	NAV	Market price
Annual average
Life of fund (since 7/9/87)	8.96%	8.50%
10 years	101.33	112.33
Annual average	7.25	7.82
5 years	51.32	35.56
Annual average	8.64	6.27
3 years	29.17	13.58
Annual average	8.91	4.34
1 year	2.70	1.88
6 months	1.37	0.18

See the discussion following the fund performance table on page 11 for information about the calculation of fund performance.

12     High Income Securities Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

The fund’s blended benchmark is an unmanaged index administered by Putnam Management, 50% of which is the JPMorgan Developed High Yield Index and 50% of which is the BofA Merrill Lynch All-Convertibles Speculative Quality Index.

BofA Merrill Lynch All-Convertibles Speculative Quality Index is an unmanaged index of U.S. convertible securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

High Income Securities Fund     13

Other information for shareholders

Important notice regarding share repurchase program

In September 2014, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal allows your fund to repurchase, in the 12 months beginning October 8, 2014, up to 10% of the fund’s common shares outstanding as of October 7, 2014.

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 28, 2015, Putnam employees had approximately $499,000,000 and the Trustees had approximately $142,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

14     High Income Securities Fund

Summary of Putnam Closed-End Funds’ Amended and Restated Dividend Reinvestment Plans

Putnam High Income Securities Fund, Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust, Putnam Municipal Opportunities Trust and Putnam Premier Income Trust (each, a “Fund” and collectively, the “Funds”) each offer a dividend reinvestment plan (each, a “Plan” and collectively, the “Plans”). If you participate in a Plan, all income dividends and capital gain distributions are automatically reinvested in Fund shares by the Fund’s agent, Putnam Investor Services, Inc. (the “Agent”). If you are not participating in a Plan, every month you will receive all dividends and other distributions in cash, paid by check and mailed directly to you.

Upon a purchase (or, where applicable, upon registration of transfer on the shareholder records of a Fund) of shares of a Fund by a registered shareholder, each such shareholder will be deemed to have elected to participate in that Fund’s Plan. Each such shareholder will have all distributions by a Fund automatically reinvested in additional shares, unless such shareholder elects to terminate participation in a Plan by instructing the Agent to pay future distributions in cash. Shareholders who were not participants in a Plan as of January 31, 2010, will continue to receive distributions in cash but may enroll in a Plan at any time by contacting the Agent.

If you participate in a Fund’s Plan, the Agent will automatically reinvest subsequent distributions, and the Agent will send you a confirmation in the mail telling you how many additional shares were issued to your account.

To change your enrollment status or to request additional information about the Plans, you may contact the Agent either in writing, at P.O. Box 8383, Boston, MA 02266-8383, or by telephone at 1-800-225-1581 during normal East Coast business hours.

How you acquire additional shares through a Plan If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is greater than or equal to their net asset value per share on the payment date for a distribution, you will be issued shares of the Fund at a value equal to the higher of the net asset value per share on that date or 95% of the market price per share on that date.

If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is less than their net asset value per share on the payment date for a distribution, the Agent will buy Fund shares for participating accounts in the open market. The Agent will aggregate open-market purchases on behalf of all participants, and the average price (including brokerage commissions) of all shares purchased by the Agent will be the price per share allocable to each participant. The Agent will generally complete these open-market purchases within five business days following the payment date. If, before the Agent has completed open-market purchases, the market price per share (plus estimated brokerage commissions) rises to exceed the net asset value per share on the payment date, then the purchase price may exceed the net asset value per share, potentially resulting in the acquisition of fewer shares than if the distribution had been paid in newly issued shares.

How to withdraw from a Plan Participants may withdraw from a Fund’s Plan at any time by notifying the Agent, either in writing or by telephone. Such withdrawal will be effective immediately if notice is received by the Agent with sufficient time prior to any distribution record date; otherwise, such withdrawal will be effective with respect to any subsequent

High Income Securities Fund     15

distribution following notice of withdrawal. There is no penalty for withdrawing from or not participating in a Plan.

Plan administration The Agent will credit all shares acquired for a participant under a Plan to the account in which the participant’s common shares are held. Each participant will be sent reasonably promptly a confirmation by the Agent of each acquisition made for his or her account.

About brokerage fees Each participant pays a proportionate share of any brokerage commissions incurred if the Agent purchases additional shares on the open market, in accordance with the Plans. There are no brokerage charges applied to shares issued directly by the Funds under the Plans.

About taxes and Plan amendments Reinvesting dividend and capital gain distributions in shares of the Funds does not relieve you of tax obligations, which are the same as if you had received cash distributions. The Agent supplies tax information to you and to the IRS annually. Each Fund reserves the right to amend or terminate its Plan upon 30 days’ written notice. However, the Agent may assign its rights, and delegate its duties, to a successor agent with the prior consent of a Fund and without prior notice to Plan participants.

If your shares are held in a broker or nominee name If your shares are held in the name of a broker or nominee offering a dividend reinvestment service, consult your broker or nominee to ensure that an appropriate election is made on your behalf. If the broker or nominee holding your shares does not provide a reinvestment service, you may need to register your shares in your own name in order to participate in a Plan.

In the case of record shareholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners of such shares, the Agent will administer the Plan on the basis of the number of shares certified by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan.

16     High Income Securities Fund

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

High Income Securities Fund     17

The fund’s portfolio 2/28/15 (Unaudited)

CORPORATE BONDS AND NOTES (40.4%)*	Principal amount	Value
Basic materials (3.7%)
Ainsworth Lumber Co., Ltd. 144A sr. notes 7 1/2s, 2017 (Canada)	$36,000	$37,530
Alcoa, Inc. sr. unsec. unsub. notes 5.4s, 2021	55,000	60,420
Alcoa, Inc. sr. unsec. unsub. notes 5 1/8s, 2024	20,000	21,751
ArcelorMittal SA sr. unsec. bonds 10.6s, 2019 (France)	165,000	203,775
ArcelorMittal SA sr. unsec. unsub. notes 7 3/4s, 2039 (France)	65,000	69,713
Boise Cascade Co. company guaranty sr. unsec. notes 6 3/8s, 2020	175,000	183,750
Celanese US Holdings, LLC company guaranty sr. unsec. unsub. notes 4 5/8s, 2022 (Germany)	85,000	86,063
Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)	140,000	152,250
Cemex SAB de CV 144A company guaranty sr. notes 5 7/8s, 2019 (Mexico)	320,000	331,280
Compass Minerals International, Inc. 144A company guaranty sr. unsec. notes 4 7/8s, 2024	120,000	116,400
CPG Merger Sub, LLC 144A company guaranty sr. unsec. unsub. notes 8s, 2021	150,000	152,250
Eldorado Gold Corp. 144A sr. unsec. notes 6 1/8s, 2020 (Canada)	35,000	34,610
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec. notes 7s, 2021 (Canada)	85,000	78,838
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec. notes 6 3/4s, 2020 (Canada)	125,000	116,250
HD Supply, Inc. company guaranty sr. unsec. unsub. notes 11 1/2s, 2020	80,000	92,000
HD Supply, Inc. company guaranty sr. unsec. notes 7 1/2s, 2020	160,000	171,200
HD Supply, Inc. 144A company guaranty sr. notes 5 1/4s, 2021	135,000	140,231
Hexion U.S. Finance Corp. company guaranty sr. notes 6 5/8s, 2020	45,000	42,975
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC company guaranty sr. notes 8 7/8s, 2018	75,000	63,188
HudBay Minerals, Inc. company guaranty sr. unsec. notes 9 1/2s, 2020 (Canada)	110,000	112,750
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes 9 1/2s, 2020 (Canada)	115,000	117,875
Huntsman International, LLC company guaranty sr. unsec. sub. notes 8 5/8s, 2021	75,000	80,750
Huntsman International, LLC company guaranty sr. unsec. unsub. notes 4 7/8s, 2020	130,000	133,738
Huntsman International, LLC 144A company guaranty sr. unsec. unsub. notes 5 1/8s, 2022	30,000	30,825
JM Huber Corp. 144A sr. unsec. notes 9 7/8s, 2019	160,000	175,200
Louisiana-Pacific Corp. company guaranty sr. unsec. unsub. notes 7 1/2s, 2020	55,000	58,713
Mercer International, Inc. 144A company guaranty sr. unsec. notes 7 3/4s, 2022 (Canada)	125,000	130,938
Momentive Performance Materials, Inc. company guaranty sr. notes 3.88s, 2021	5,000	4,438

18     High Income Securities Fund

CORPORATE BONDS AND NOTES (40.4%)* cont.	Principal amount	Value
Basic materials cont.
Momentive Performance Materials, Inc. escrow company guaranty sr. notes 8 7/8s, 2020 F	$5,000	$1
New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes 7s, 2020 (Canada)	65,000	67,275
New Gold, Inc. 144A sr. unsec. notes 6 1/4s, 2022 (Canada)	65,000	65,488
Perstorp Holding AB 144A company guaranty sr. notes 8 3/4s, 2017 (Sweden)	200,000	207,000
PQ Corp. 144A sr. notes 8 3/4s, 2018	130,000	133,900
PSPC Escrow Corp. 144A sr. unsec. notes 6 1/2s, 2022	85,000	89,675
Roofing Supply Group, LLC/Roofing Supply Finance, Inc. 144A company guaranty sr. unsec. notes 10s, 2020	65,000	64,513
Ryerson, Inc./Joseph T Ryerson & Son, Inc. company guaranty sr. notes 9s, 2017	155,000	158,488
SBA Communications Corp. 144A sr. unsec. notes 4 7/8s, 2022	145,000	145,000
Sealed Air Corp. 144A company guaranty sr. unsec. notes 8 3/8s, 2021	45,000	50,906
Sealed Air Corp. 144A company guaranty sr. unsec. notes 6 7/8s, 2033	30,000	31,500
Sealed Air Corp. 144A sr. unsec. notes 6 1/2s, 2020	75,000	84,953
Sealed Air Corp. 144A sr. unsec. notes 5 1/4s, 2023	100,000	106,875
Sealed Air Corp. 144A sr. unsec. notes 5 1/8s, 2024	50,000	52,250
Sealed Air Corp. 144A sr. unsec. notes 4 7/8s, 2022	35,000	36,050
Smurfit Kappa Treasury Funding, Ltd. company guaranty sr. unsub. notes 7 1/2s, 2025 (Ireland)	60,000	72,000
Steel Dynamics, Inc. company guaranty sr. unsec. notes 7 5/8s, 2020	100,000	104,000
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes 6 3/8s, 2022	20,000	21,450
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes 6 1/8s, 2019	25,000	26,813
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes 5 1/4s, 2023	10,000	10,300
Steel Dynamics, Inc. 144A company guaranty sr. unsec. unsub. notes 5 1/2s, 2024	70,000	72,625
Steel Dynamics, Inc. 144A company guaranty sr. unsec. unsub. notes 5 1/8s, 2021	20,000	20,500
TMS International Corp. 144A company guaranty sr. unsec. notes 7 5/8s, 2021	175,000	176,750
TPC Group, Inc. 144A company guaranty sr. notes 8 3/4s, 2020	90,000	82,575
USG Corp. 144A company guaranty sr. unsec. notes 5 7/8s, 2021	20,000	21,000
USG Corp. 144A company guaranty sr. unsec. notes 5 1/2s, 2025	20,000	20,450
Weekley Homes, LLC/Weekley Finance Corp. sr. unsec. bonds 6s, 2023	140,000	132,825
WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes 5 5/8s, 2024	160,000	172,000
WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes 5 1/8s, 2021	85,000	87,975
		5,314,838

High Income Securities Fund     19

CORPORATE BONDS AND NOTES (40.4%)* cont.	Principal amount	Value
Capital goods (3.3%)
ADS Waste Holdings, Inc. company guaranty sr. unsec. notes 8 1/4s, 2020	$325,000	$338,000
American Axle & Manufacturing, Inc. company guaranty sr. unsec. notes 7 3/4s, 2019	315,000	359,888
Amstead Industries, Inc. 144A company guaranty sr. unsec. notes 5 3/8s, 2024	80,000	80,000
Amstead Industries, Inc. 144A company guaranty sr. unsec. notes 5s, 2022	105,000	105,000
Belden, Inc. 144A company guaranty sr. unsec. sub. notes 5 1/2s, 2022	50,000	51,250
Belden, Inc. 144A company guaranty sr. unsec. sub. notes 5 1/4s, 2024	80,000	80,000
Berry Plastics Corp. company guaranty notes 5 1/2s, 2022	55,000	57,475
Berry Plastics Corp. company guaranty unsub. notes 9 3/4s, 2021	130,000	144,788
Bombardier, Inc. 144A sr. unsec. notes 7 3/4s, 2020 (Canada)	50,000	52,125
Bombardier, Inc. 144A sr. unsec. notes 7 1/2s, 2025 (Canada)	75,000	75,000
Briggs & Stratton Corp. company guaranty sr. unsec. notes 6 7/8s, 2020	150,000	164,250
Crown Americas, LLC/Crown Americas Capital Corp. IV company guaranty sr. unsec. notes 4 1/2s, 2023	115,000	117,588
Crown Cork & Seal Co., Inc. sr. unsec. bonds 7 3/8s, 2026	65,000	73,938
Gates Global, LLC/Gates Global Co. 144A sr. unsec. notes 6s, 2022	350,000	336,000
Huntington Ingalls Industries, Inc. 144A company guaranty sr. unsec. notes 5s, 2021	55,000	57,681
KLX, Inc. 144A company guaranty sr. unsec. unsub. notes 5 7/8s, 2022	120,000	122,550
Legrand France SA sr. unsec. unsub. debs 8 1/2s, 2025 (France)	185,000	262,677
Manitowoc Co., Inc. (The) company guaranty sr. unsec. notes 5 7/8s, 2022	175,000	188,563
MasTec, Inc. company guaranty sr. unsec. unsub. notes 4 7/8s, 2023	90,000	85,275
Moog, Inc. 144A company guaranty sr. unsec. notes 5 1/4s, 2022	50,000	51,625
Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020	190,000	206,150
Oshkosh Corp. company guaranty sr. unsec. notes 5 3/8s, 2022	130,000	133,250
Oshkosh Corp. 144A company guaranty sr. unsec. notes 5 3/8s, 2025	60,000	61,350
Owens-Brockway Glass Container, Inc. 144A company guaranty sr. unsec. notes 5 3/8s, 2025	95,000	99,156
Pittsburgh Glass Works, LLC 144A company guaranty sr. notes 8s, 2018	174,000	185,093
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds Group Issuer Lu company guaranty sr. notes 5 3/4s, 2020	25,000	25,969
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds Group Issuer Lu company guaranty sr. unsec. unsub. notes 9s, 2019	120,000	125,700

20     High Income Securities Fund

CORPORATE BONDS AND NOTES (40.4%)* cont.	Principal amount	Value
Capital goods cont.
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds Group Issuer Lu company guaranty sr. unsec. unsub. notes 8 1/4s, 2021 (New Zealand)	$205,000	$215,763
Tenneco, Inc. company guaranty sr. unsec. unsub. notes 5 3/8s, 2024	125,000	130,625
Tenneco, Inc. company guaranty sr. unsub. notes 6 7/8s, 2020	100,000	106,605
Terex Corp. company guaranty sr. unsec. unsub. notes 6s, 2021	245,000	251,431
TransDigm, Inc. company guaranty sr. unsec. sub. notes 7 1/2s, 2021	85,000	90,631
TransDigm, Inc. company guaranty sr. unsec. sub. notes 6 1/2s, 2024	25,000	25,563
TransDigm, Inc. company guaranty sr. unsec. sub. notes 5 1/2s, 2020	105,000	103,950
Zebra Technologies Corp. 144A sr. unsec. unsub. notes 7 1/4s, 2022	85,000	91,800
		4,656,709
Communication services (5.4%)
Adelphia Communications Corp. escrow bonds zero %, 2016	235,000	1,763
Adelphia Communications Corp. escrow bonds zero %, 2015	20,000	150
Altice SA 144A company guaranty sr. notes 7 3/4s, 2022 (Luxembourg)	400,000	413,000
Cablevision Systems Corp. sr. unsec. unsub. notes 8 5/8s, 2017	140,000	158,375
Cablevision Systems Corp. sr. unsec. unsub. notes 8s, 2020	35,000	39,856
Cablevision Systems Corp. sr. unsec. unsub. notes 7 3/4s, 2018	40,000	44,600
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. notes 6 1/2s, 2021	110,000	115,775
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. notes 5 1/4s, 2022	20,000	20,550
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. unsub. bonds 5 1/8s, 2023	125,000	125,938
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. unsub. notes 6 5/8s, 2022	35,000	37,538
CCOH Safari, LLC company guaranty sr. unsec. bonds 5 3/4s, 2024	105,000	108,675
CCOH Safari, LLC company guaranty sr. unsec. bonds 5 1/2s, 2022	330,000	341,138
CenturyLink, Inc. sr. unsec. unsub. notes 6 3/4s, 2023	110,000	124,231
CenturyLink, Inc. sr. unsec. unsub. notes 5 5/8s, 2020	25,000	26,750
Crown Castle International Corp. sr. unsec. notes 5 1/4s, 2023 R	175,000	184,625
Crown Castle International Corp. sr. unsec. unsub. notes 4 7/8s, 2022 R	55,000	57,475
CSC Holdings, LLC sr. unsec. unsub. notes 6 3/4s, 2021	65,000	73,206
CSC Holdings, LLC 144A sr. unsec. notes 5 1/4s, 2024	85,000	86,806
Digicel Group, Ltd. 144A sr. unsec. notes 8 1/4s, 2020 (Jamaica)	200,000	202,300
Digicel, Ltd. 144A sr. unsec. notes 8 1/4s, 2017 (Jamaica)	165,000	169,125
DISH DBS Corp. company guaranty sr. unsec. notes 7 7/8s, 2019	70,000	79,013
DISH DBS Corp. company guaranty sr. unsec. unsub. notes 5 7/8s, 2024	115,000	114,425
Frontier Communications Corp. sr. unsec. notes 8 1/8s, 2018	125,000	141,875
Frontier Communications Corp. sr. unsec. notes 6 1/4s, 2021	10,000	10,275

High Income Securities Fund     21

CORPORATE BONDS AND NOTES (40.4%)* cont.		Principal amount	Value
Communication services cont.
Frontier Communications Corp. sr. unsec. unsub. notes 7 5/8s, 2024		$30,000	$32,025
Hughes Satellite Systems Corp. company guaranty sr. notes 6 1/2s, 2019		85,000	92,863
Hughes Satellite Systems Corp. company guaranty sr. unsec. notes 7 5/8s, 2021		55,000	61,050
Intelsat Jackson Holdings SA company guaranty sr. unsec. bonds 6 5/8s, 2022 (Bermuda)		50,000	48,875
Intelsat Jackson Holdings SA company guaranty sr. unsec. notes 7 1/2s, 2021 (Bermuda)		95,000	99,513
Intelsat Luxembourg SA company guaranty sr. unsec. bonds 8 1/8s, 2023 (Luxembourg)		150,000	139,500
Intelsat Luxembourg SA company guaranty sr. unsec. bonds 7 3/4s, 2021 (Luxembourg)		450,000	416,813
Level 3 Communications, Inc. sr. unsec. unsub. notes 5 3/4s, 2022		100,000	102,750
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes 8 5/8s, 2020		85,000	92,650
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes 7s, 2020		100,000	107,521
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes 6 1/8s, 2021		40,000	42,350
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes 5 3/8s, 2022		90,000	93,375
NII International Telecom SCA 144A company guaranty sr. unsec. notes 7 7/8s, 2019 (Luxembourg) (In default) †		55,000	52,663
Numericable Group SA 144A sr. notes 6s, 2022 (France)		200,000	203,500
Quebecor Media, Inc. sr. unsec. unsub. notes 5 3/4s, 2023 (Canada)		80,000	83,600
Quebecor Media, Inc. 144A sr. unsec. notes 7 3/8s, 2021 (Canada)	CAD	75,000	63,970
Qwest Corp. sr. unsec. notes 6 3/4s, 2021		$70,000	80,780
Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025		65,000	75,225
SBA Telecommunications, Inc. company guaranty sr. unsec. unsub. notes 5 3/4s, 2020		35,000	36,838
Sprint Capital Corp. company guaranty 6 7/8s, 2028		260,000	244,400
Sprint Communications, Inc. sr. unsec. unsub. notes 8 3/8s, 2017		80,000	88,000
Sprint Communications, Inc. sr. unsec. unsub. notes 7s, 2020		60,000	61,650
Sprint Communications, Inc. 144A company guaranty sr. unsec. notes 9s, 2018		115,000	133,688
Sprint Corp. company guaranty sr. unsec. notes 7 7/8s, 2023		275,000	283,938
Sprint Corp. company guaranty sr. unsec. notes 7 1/4s, 2021		265,000	270,134
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6.836s, 2023		75,000	80,250
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6.633s, 2021		45,000	47,700
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6 5/8s, 2023		145,000	153,881
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6.464s, 2019		45,000	46,688

22     High Income Securities Fund

CORPORATE BONDS AND NOTES (40.4%)* cont.		Principal amount	Value
Communication services cont.
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6 3/8s, 2025		$165,000	$172,425
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6 1/4s, 2021		165,000	173,250
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6 1/8s, 2022		125,000	131,563
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6s, 2023		40,000	41,720
Videotron, Ltd. company guaranty sr. unsec. unsub. notes 6 7/8s, 2021 (Canada)	CAD	75,000	64,196
Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5s, 2022 (Canada)		$195,000	202,800
West Corp. 144A company guaranty sr. unsec. notes 5 3/8s, 2022		180,000	175,050
WideOpenWest Finance, LLC/WideOpenWest Capital Corp. company guaranty sr. unsec. notes 10 1/4s, 2019		220,000	232,650
Wind Acquisition Finance SA 144A company guaranty sr. unsec. bonds 7 3/8s, 2021 (Luxembourg)		200,000	208,500
Windstream Corp. company guaranty sr. unsec. unsub. notes 7 7/8s, 2017		65,000	70,363
Windstream Corp. company guaranty sr. unsec. unsub. notes 7 3/4s, 2021		200,000	202,000
Windstream Corp. company guaranty sr. unsec. unsub. notes 6 3/8s, 2023		75,000	69,000
			7,757,171
Consumer cyclicals (8.7%)
Alliance Data Systems Corp. 144A company guaranty sr. unsec. notes 5 3/8s, 2022		185,000	184,538
AMC Entertainment, Inc. company guaranty sr. sub. notes 9 3/4s, 2020		75,000	82,500
AMC Entertainment, Inc. company guaranty sr. unsec. sub. notes 5 7/8s, 2022		70,000	72,625
American Tire Distributors, Inc. 144A sr. unsec. sub. notes 10 1/4s, 2022		25,000	26,063
Autonation, Inc. company guaranty sr. unsec. notes 6 3/4s, 2018		40,000	44,968
Autonation, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2020		105,000	114,450
Bon-Ton Department Stores, Inc. (The) company guaranty notes 10 5/8s, 2017		106,000	106,133
Bon-Ton Department Stores, Inc. (The) company guaranty notes 8s, 2021		35,000	28,263
Boyd Gaming Corp. company guaranty sr. unsec. notes 9 1/8s, 2018		60,000	62,850
Brookfield Residential Properties, Inc. 144A company guaranty sr. unsec. notes 6 1/2s, 2020 (Canada)		145,000	151,525
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. 144A company guaranty sr. unsec. notes 6 1/8s, 2022 (Canada)		85,000	88,400
Building Materials Corp. of America 144A sr. unsec. notes 6 3/4s, 2021		45,000	48,375

High Income Securities Fund     23

CORPORATE BONDS AND NOTES (40.4%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Building Materials Corp. of America 144A sr. unsec. notes 5 3/8s, 2024	$185,000	$190,550
CCM Merger, Inc. 144A company guaranty sr. unsec. notes 9 1/8s, 2019	80,000	87,000
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp. company guaranty sr. unsec. notes 5 1/4s, 2021	60,000	61,572
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp. 144A company guaranty sr. unsec. notes 5 3/8s, 2024	30,000	30,600
Chrysler Group, LLC/CG Co-Issuer, Inc. company guaranty notes 8 1/4s, 2021	200,000	223,250
Cinemark USA, Inc. company guaranty sr. unsec. notes 5 1/8s, 2022	65,000	66,541
Cinemark USA, Inc. company guaranty sr. unsec. notes 4 7/8s, 2023	65,000	64,675
Cinemark USA, Inc. company guaranty sr. unsec. sub. notes 7 3/8s, 2021	15,000	16,088
Clear Channel Worldwide Holdings, Inc. company guaranty sr. unsec. notes 7 5/8s, 2020	190,000	200,925
Clear Channel Worldwide Holdings, Inc. company guaranty sr. unsec. unsub. notes 6 1/2s, 2022	330,000	348,150
Cumulus Media Holdings, Inc. company guaranty sr. unsec. unsub. notes 7 3/4s, 2019	95,000	98,800
Dana Holding Corp. sr. unsec. notes 5 1/2s, 2024	65,000	67,194
Dana Holding Corp. sr. unsec. unsub. notes 6s, 2023	125,000	132,813
Dana Holding Corp. sr. unsec. unsub. notes 5 3/8s, 2021	85,000	89,250
DH Services Luxembourg Sarl 144A company guaranty sr. unsec. notes 7 3/4s, 2020 (Luxembourg)	135,000	141,413
Entercom Radio, LLC company guaranty sr. unsec. sub. notes 10 1/2s, 2019	100,000	109,625
Family Tree Escrow, LLC 144A sr. unsec. unsub. notes 5 3/4s, 2023	45,000	47,363
Family Tree Escrow, LLC 144A sr. unsec. unsub. notes 5 1/4s, 2020	30,000	31,350
FelCor Lodging LP company guaranty sr. notes 6 3/4s, 2019 R	165,000	172,425
First Cash Financial Services, Inc. company guaranty sr. unsec. unsub. notes 6 3/4s, 2021 (Mexico)	60,000	62,175
Gannett Co., Inc. company guaranty sr. unsec. bonds 5 1/8s, 2020	60,000	62,550
Gannett Co., Inc. company guaranty sr. unsec. bonds 5 1/8s, 2019	15,000	15,713
Gannett Co., Inc. 144A company guaranty sr. unsec. notes 4 7/8s, 2021	30,000	30,713
Garda World Security Corp. 144A company guaranty sr. unsec. unsub. notes 7 1/4s, 2021 (Canada)	145,000	141,129
General Motors Co. sr. unsec. unsub. notes 5.2s, 2045	55,000	60,892
Gibson Brands, Inc. 144A sr. notes 8 7/8s, 2018	80,000	78,800
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. notes 4 7/8s, 2020	140,000	146,300
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. notes 4 3/8s, 2018	40,000	41,600

24     High Income Securities Fund

CORPORATE BONDS AND NOTES (40.4%)* cont.		Principal amount	Value
Consumer cyclicals cont.
Gray Television, Inc. company guaranty sr. unsec. notes 7 1/2s, 2020		$185,000	$192,400
Great Canadian Gaming Corp. 144A company guaranty sr. unsec. notes 6 5/8s, 2022 (Canada)	CAD	170,000	142,789
Griffey Intermediate, Inc./Griffey Finance Sub, LLC 144A sr. unsec. notes 7s, 2020		$60,000	36,750
Howard Hughes Corp. (The) 144A sr. unsec. notes 6 7/8s, 2021		190,000	199,738
Igloo Holdings Corp. 144A sr. unsec. unsub. notes 8 1/4s, 2017 ‡‡		180,000	181,575
iHeartCommunications, Inc. company guaranty sr. notes 9s, 2021		215,000	207,475
iHeartCommunications, Inc. company guaranty sr. notes 9s, 2019		255,000	251,813
Isle of Capri Casinos, Inc. company guaranty sr. unsec. notes 5 7/8s, 2021		65,000	67,438
Isle of Capri Casinos, Inc. company guaranty sr. unsec. sub. notes 8 7/8s, 2020		75,000	80,250
Isle of Capri Casinos, Inc. company guaranty sr. unsec. unsub. notes 7 3/4s, 2019		90,000	93,375
Jo-Ann Stores Holdings, Inc. 144A sr. unsec. notes 9 3/4s, 2019 ‡‡		80,000	75,000
Jo-Ann Stores, Inc. 144A sr. unsec. notes 8 1/8s, 2019		135,000	134,663
L Brands, Inc. company guaranty sr. unsec. notes 6 5/8s, 2021		85,000	97,325
L Brands, Inc. sr. unsec. notes 5 5/8s, 2022		50,000	55,250
Lamar Media Corp. company guaranty sr. sub. notes 5 7/8s, 2022		75,000	79,688
Lamar Media Corp. company guaranty sr. unsec. notes 5 3/8s, 2024		45,000	47,700
Lender Processing Services, Inc./Black Knight Lending Solutions, Inc. company guaranty sr. unsec. unsub. notes 5 3/4s, 2023		220,000	234,025
Lennar Corp. company guaranty sr. unsec. unsub. notes 4 3/4s, 2022		125,000	127,500
Lennar Corp. company guaranty sr. unsec. unsub. notes 4 1/2s, 2019		125,000	128,750
LIN Television Corp. company guaranty sr. unsec. notes 6 3/8s, 2021		40,000	41,300
M/I Homes, Inc. company guaranty sr. unsec. notes 8 5/8s, 2018		210,000	216,825
Masonite International Corp. 144A company guaranty sr. notes 8 1/4s, 2021		140,000	149,100
Mattamy Group Corp. 144A sr. unsec. notes 6 1/2s, 2020 (Canada)		130,000	125,775
Media General Financing Sub, Inc. 144A sr. unsec. notes 5 7/8s, 2022		45,000	46,013
MGM Resorts International company guaranty sr. unsec. notes 6 3/4s, 2020		110,000	120,244
MGM Resorts International company guaranty sr. unsec. notes 5 1/4s, 2020		125,000	127,500
MGM Resorts International company guaranty sr. unsec. unsub. notes 8 5/8s, 2019		70,000	80,500

High Income Securities Fund     25

CORPORATE BONDS AND NOTES (40.4%)* cont.	Principal amount	Value
Consumer cyclicals cont.
MGM Resorts International company guaranty sr. unsec. unsub. notes 6 5/8s, 2021	$65,000	$70,038
MTR Gaming Group, Inc. company guaranty notes 11 1/2s, 2019	257,907	279,829
Navistar International Corp. sr. notes 8 1/4s, 2021	134,000	135,675
Neiman Marcus Group, LLC (The) company guaranty sr. notes 7 1/8s, 2028	140,000	143,150
Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec. notes 8 3/4s, 2021 ‡‡	175,000	183,969
Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec. notes 8s, 2021	60,000	63,075
Nielsen Co. Luxembourg S.a.r.l. (The) 144A company guaranty sr. unsec. notes 5 1/2s, 2021 (Luxembourg)	190,000	197,125
Nortek, Inc. company guaranty sr. unsec. notes 10s, 2018	140,000	147,525
Nortek, Inc. company guaranty sr. unsec. notes 8 1/2s, 2021	115,000	123,625
Outfront Media Capital LLC/Outfront Media Capital Corp. company guaranty sr. unsec. notes 5 7/8s, 2025	90,000	95,400
Outfront Media Capital LLC/Outfront Media Capital Corp. company guaranty sr. unsec. notes 5 5/8s, 2024	125,000	133,125
Owens Corning company guaranty sr. unsec. notes 9s, 2019	38,000	45,869
Penn National Gaming, Inc. sr. unsec. notes 5 7/8s, 2021	110,000	109,175
Penske Automotive Group, Inc. company guaranty sr. unsec. sub. notes 5 3/4s, 2022	160,000	167,600
Penske Automotive Group, Inc. company guaranty sr. unsec. sub. notes 5 3/8s, 2024	90,000	93,150
Petco Animal Supplies, Inc. 144A company guaranty sr. unsec. notes 9 1/4s, 2018	75,000	78,375
Petco Holdings, Inc. 144A sr. unsec. notes 8 1/2s, 2017 ‡‡	55,000	56,650
PulteGroup, Inc. company guaranty sr. unsec. notes 7 5/8s, 2017	140,000	157,150
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes 7 7/8s, 2032	75,000	86,625
Regal Entertainment Group sr. unsec. notes 5 3/4s, 2025	45,000	43,875
Regal Entertainment Group sr. unsec. notes 5 3/4s, 2023	90,000	91,125
Regal Entertainment Group sr. unsec. notes 5 3/4s, 2022	80,000	82,000
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp. 144A sr. notes 9 1/2s, 2019	61,000	64,660
ROC Finance, LLC/ROC Finance 1 Corp. 144A notes 12 1/8s, 2018	135,000	140,738
Sabre, Inc. 144A sr. notes 8 1/2s, 2019	60,000	64,500
Scientific Games Corp. company guaranty sr. unsec. sub. notes 8 1/8s, 2018	35,000	31,325
Scientific Games International, Inc. company guaranty sr. unsec. sub. notes 6 1/4s, 2020	35,000	26,950
Scientific Games International, Inc. 144A company guaranty sr. notes 7s, 2022	95,000	97,850
Scientific Games International, Inc. 144A company guaranty sr. unsec. notes 10s, 2022	250,000	245,000
Sinclair Television Group, Inc. company guaranty sr. unsec. notes 6 3/8s, 2021	80,000	84,800

26     High Income Securities Fund

CORPORATE BONDS AND NOTES (40.4%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Sinclair Television Group, Inc. company guaranty sr. unsec. notes 5 3/8s, 2021	$60,000	$61,200
Sinclair Television Group, Inc. sr. unsec. notes 6 1/8s, 2022	30,000	31,575
Sinclair Television Group, Inc. 144A company guaranty sr. unsec. notes 5 5/8s, 2024	45,000	45,563
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. notes 6s, 2024	130,000	138,125
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5 7/8s, 2020	205,000	215,250
Six Flags Entertainment Corp. 144A company guaranty sr. unsec. unsub. notes 5 1/4s, 2021	220,000	225,214
Spectrum Brands, Inc. company guaranty sr. unsec. notes 6 5/8s, 2022	5,000	5,475
Spectrum Brands, Inc. company guaranty sr. unsec. notes 6 3/8s, 2020	10,000	10,775
Spectrum Brands, Inc. company guaranty sr. unsec. unsub. notes 6 3/4s, 2020	55,000	57,888
Spectrum Brands, Inc. 144A company guaranty sr. unsec. unsub. notes 6 1/8s, 2024	55,000	59,125
Standard Pacific Corp. company guaranty sr. unsec. notes 6 1/4s, 2021	90,000	94,500
Standard Pacific Corp. company guaranty sr. unsec. notes 5 7/8s, 2024	55,000	56,100
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP Gaming Finance Corp. 144A sr. notes 6 3/8s, 2021	135,000	129,600
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 144A company guaranty sr. unsec. notes 7 3/4s, 2020	21,000	22,260
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 144A company guaranty sr. unsec. notes 5 5/8s, 2024	45,000	44,100
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 144A company guaranty sr. unsec. notes 5 1/4s, 2021	75,000	73,688
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 144A sr. notes 7 3/4s, 2020	119,000	126,140
Townsquare Radio, LLC/Townsquare Radio, Inc. 144A company guaranty sr. unsec. notes 9s, 2019	65,000	69,388
Tri Pointe Holdings, Inc. 144A sr. unsec. unsub. notes 5 7/8s, 2024	175,000	175,219
TRW Automotive, Inc. 144A company guaranty sr. unsec. notes 4 1/2s, 2021	30,000	30,300
Univision Communications, Inc. 144A company guaranty sr. notes 5 1/8s, 2025	30,000	30,375
Univision Communications, Inc. 144A company guaranty sr. unsec. notes 8 1/2s, 2021	180,000	193,275
Univision Communications, Inc. 144A sr. notes 7 7/8s, 2020	25,000	26,844
		12,432,839
Consumer staples (2.6%)
Ashtead Capital, Inc. 144A company guaranty sr. notes 6 1/2s, 2022	145,000	157,688
Avis Budget Car Rental, LLC/Avis Budget Finance, Inc. company guaranty sr. unsec. unsub. notes 9 3/4s, 2020	35,000	38,631
Avis Budget Car Rental, LLC/Avis Budget Finance, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2023	45,000	47,138

High Income Securities Fund     27

CORPORATE BONDS AND NOTES (40.4%)* cont.	Principal amount	Value
Consumer staples cont.
Avis Budget Car Rental, LLC/Avis Budget Finance, Inc. 144A company guaranty sr. unsec. unsub. notes 5 1/8s, 2022	$40,000	$40,900
BC ULC/New Red Finance, Inc. 144A notes 6s, 2022 (Canada)	230,000	239,200
BlueLine Rental Finance Corp. 144A sr. notes 7s, 2019	155,000	160,813
CEC Entertainment, Inc. company guaranty sr. unsec. notes 8s, 2022	70,000	67,900
Ceridian HCM Holding, Inc. 144A sr. unsec. notes 11s, 2021	195,000	202,800
Constellation Brands, Inc. company guaranty sr. unsec. notes 4 1/4s, 2023	95,000	98,681
Constellation Brands, Inc. company guaranty sr. unsec. unsub. notes 7 1/4s, 2016	105,000	113,505
Constellation Brands, Inc. company guaranty sr. unsec. unsub. notes 6s, 2022	115,000	131,675
Constellation Brands, Inc. company guaranty sr. unsec. unsub. notes 4 3/4s, 2024	10,000	10,700
Constellation Brands, Inc. company guaranty sr. unsec. unsub. notes 3 7/8s, 2019	10,000	10,375
Corrections Corp. of America company guaranty sr. unsec. notes 4 5/8s, 2023 R	205,000	205,000
Corrections Corp. of America company guaranty sr. unsec. notes 4 1/8s, 2020 R	25,000	25,250
Dean Foods Co. 144A sr. unsec. notes 6 1/2s, 2023	90,000	90,563
Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021	175,000	157,500
HJ Heinz Co. company guaranty notes 4 1/4s, 2020	270,000	273,996
HJ Heinz Co. 144A company guaranty notes 4 7/8s, 2025	75,000	75,375
JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes 8 1/4s, 2020 (Brazil)	40,000	42,400
JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes 7 1/4s, 2021 (Brazil)	135,000	142,006
JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes 7 1/4s, 2021 (Brazil)	35,000	36,816
Landry’s Holdings II, Inc. 144A sr. unsec. notes 10 1/4s, 2018	35,000	36,531
Landry’s, Inc. 144A sr. unsec. notes 9 3/8s, 2020	245,000	264,294
Prestige Brands, Inc. 144A sr. unsec. notes 5 3/8s, 2021	90,000	91,350
Revlon Consumer Products Corp. company guaranty sr. unsec. notes 5 3/4s, 2021	165,000	169,125
Rite Aid Corp. company guaranty sr. unsec. unsub. notes 9 1/4s, 2020	225,000	249,188
Rite Aid Corp. company guaranty sr. unsub. notes 8s, 2020	35,000	37,275
RSC Equipment Rental, Inc. company guaranty sr. unsec. notes 8 1/4s, 2021	35,000	37,975
United Rentals North America, Inc. company guaranty sr. unsec. notes 7 5/8s, 2022	30,000	33,225
United Rentals North America, Inc. company guaranty sr. unsec. notes 5 3/4s, 2024	20,000	21,100
United Rentals North America, Inc. company guaranty sr. unsec. unsub. notes 6 1/8s, 2023	125,000	134,063
Vander Intermediate Holding II Corp. 144A sr. unsec. notes 9 3/4s, 2019 ‡‡	115,000	116,150
WhiteWave Foods Co. (The) company guaranty sr. unsec. unsub. notes 5 3/8s, 2022	130,000	139,588
		3,698,776

28     High Income Securities Fund

CORPORATE BONDS AND NOTES (40.4%)* cont.	Principal amount	Value
Energy (4.3%)
Alpha Natural Resources, Inc. company guaranty sr. unsec. notes 6 1/4s, 2021	$95,000	$26,363
Antero Resources Corp. company guaranty sr. unsec. notes 5 1/8s, 2022	85,000	85,000
Antero Resources Finance Corp. company guaranty sr. unsec. notes 5 3/8s, 2021	90,000	90,675
Baytex Energy Corp. 144A company guaranty sr. unsec. notes 5 5/8s, 2024 (Canada)	95,000	89,609
Baytex Energy Corp. 144A company guaranty sr. unsec. notes 5 1/8s, 2021 (Canada)	15,000	14,288
Calfrac Holdings LP 144A company guaranty sr. unsec. unsub. notes 7 1/2s, 2020	80,000	71,800
California Resources Corp. 144A company guaranty sr. unsec. notes 6s, 2024	190,000	169,338
California Resources Corp. 144A company guaranty sr. unsec. notes 5s, 2020	70,000	64,225
Chaparral Energy, Inc. company guaranty sr. unsec. notes 8 1/4s, 2021	125,000	96,250
Chesapeake Energy Corp. company guaranty sr. unsec. notes 5 3/4s, 2023	30,000	31,313
Chesapeake Energy Corp. company guaranty sr. unsec. notes 4 7/8s, 2022	60,000	59,250
Chesapeake Oilfield Operating, LLC/Chesapeake Oilfield Finance, Inc. company guaranty sr. unsec. unsub. notes 6 5/8s, 2019	115,000	92,288
Concho Resources, Inc. company guaranty sr. unsec. notes 6 1/2s, 2022	120,000	128,400
Concho Resources, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2023	140,000	145,600
Concho Resources, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2022	50,000	51,750
Connacher Oil and Gas, Ltd. 144A notes 8 1/2s, 2019 (Canada) (In default) †	75,000	11,250
CONSOL Energy, Inc. company guaranty sr. unsec. unsub. notes 5 7/8s, 2022	140,000	134,400
CrownRock LP/CrownRock Finance, Inc. 144A sr. unsec. notes 7 3/4s, 2023	30,000	30,975
Denbury Resources, Inc. company guaranty sr. unsec. sub. notes 6 3/8s, 2021	65,000	62,725
Denbury Resources, Inc. company guaranty sr. unsec. sub. notes 5 1/2s, 2022	75,000	70,125
EXCO Resources, Inc. company guaranty sr. unsec. notes 7 1/2s, 2018	75,000	56,813
Exterran Partners LP/EXLP Finance Corp. company guaranty sr. unsec. notes 6s, 2022	130,000	118,950
Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc. company guaranty sr. unsec. notes 6 3/4s, 2022	60,000	63,300
FTS International, Inc. 144A company guaranty sr. notes 6 1/4s, 2022	70,000	54,950
Gulfport Energy Corp. company guaranty sr. unsec. unsub. notes 7 3/4s, 2020	120,000	123,600

High Income Securities Fund     29

CORPORATE BONDS AND NOTES (40.4%)* cont.	Principal amount	Value
Energy cont.
Gulfport Energy Corp. 144A company guaranty sr. unsec. notes 7 3/4s, 2020	$60,000	$61,800
Halcon Resources Corp. company guaranty sr. unsec. unsub. notes 9 3/4s, 2020	40,000	30,800
Halcon Resources Corp. company guaranty sr. unsec. unsub. notes 8 7/8s, 2021	235,000	178,600
Hiland Partners LP/Hiland Partners Finance Corp. 144A company guaranty sr. notes 7 1/4s, 2020	90,000	98,325
Hiland Partners LP/Hiland Partners Finance Corp. 144A company guaranty sr. unsec. notes 5 1/2s, 2022	30,000	31,238
Hilcorp Energy I LP/Hilcorp Finance Co. 144A sr. unsec. notes 5s, 2024	45,000	42,413
Key Energy Services, Inc. company guaranty unsec. unsub. notes 6 3/4s, 2021	135,000	90,197
Kodiak Oil & Gas Corp. company guaranty sr. unsec. unsub. notes 8 1/8s, 2019	175,000	182,438
Lightstream Resources, Ltd. 144A sr. unsec. notes 8 5/8s, 2020 (Canada)	260,000	181,350
Linn Energy, LLC/Linn Energy Finance Corp. company guaranty sr. unsec. notes 6 1/2s, 2021	25,000	21,000
Linn Energy, LLC/Linn Energy Finance Corp. company guaranty sr. unsec. notes 6 1/2s, 2019	145,000	126,875
Linn Energy, LLC/Linn Energy Finance Corp. company guaranty sr. unsec. notes 6 1/4s, 2019	150,000	127,875
Lone Pine Resources Canada, Ltd. escrow company guaranty sr. unsec. unsub. notes 10 3/8s, 2017 (Canada) F	45,000	2
Milagro Oil & Gas, Inc. company guaranty notes 10 1/2s, 2016 (In default) †	120,000	81,600
Newfield Exploration Co. sr. unsec. notes 5 3/4s, 2022	210,000	219,975
Oasis Petroleum, Inc. company guaranty sr. unsec. notes 6 7/8s, 2023	50,000	48,750
Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes 6 7/8s, 2022	225,000	220,500
Offshore Group Investment, Ltd. company guaranty sr. notes 7 1/2s, 2019 (Cayman Islands)	220,000	142,450
Offshore Group Investment, Ltd. company guaranty sr. notes 7 1/8s, 2023 (Cayman Islands)	55,000	35,888
Paragon Offshore PLC 144A company guaranty sr. unsec. notes 6 3/4s, 2022	55,000	22,275
Paragon Offshore PLC 144A company guaranty sr. unsec. unsub. notes 7 1/4s, 2024	195,000	78,000
Rose Rock Midstream LP/Rose Rock Finance Corp. company guaranty sr. unsec. notes 5 5/8s, 2022	55,000	54,863
Rosetta Resources, Inc. company guaranty sr. unsec. unsub. notes 5 7/8s, 2024	125,000	118,125
Rosetta Resources, Inc. company guaranty sr. unsec. unsub. notes 5 5/8s, 2021	80,000	76,200
Sabine Pass Liquefaction, LLC company guaranty sr. notes 5 5/8s, 2023	230,000	235,175
Sabine Pass LNG LP company guaranty sr. notes 7 1/2s, 2016	185,000	195,638
Sabine Pass LNG LP company guaranty sr. notes 6 1/2s, 2020	45,000	46,463

30     High Income Securities Fund

CORPORATE BONDS AND NOTES (40.4%)* cont.	Principal amount	Value
Energy cont.
Samson Investment Co. company guaranty sr. unsec. unsub. notes 9 3/4s, 2020	$245,000	$83,300
Seven Generations Energy, Ltd. 144A sr. unsec. notes 8 1/4s, 2020 (Canada)	120,000	124,500
Seventy Seven Energy, Inc. sr. unsec. notes 6 1/2s, 2022	105,000	55,650
Shelf Drilling Holdings, Ltd. 144A sr. notes 8 5/8s, 2018	100,000	80,000
SM Energy Co. sr. unsec. notes 6 5/8s, 2019	55,000	56,444
SM Energy Co. sr. unsec. notes 6 1/2s, 2021	50,000	51,500
SM Energy Co. sr. unsec. unsub. notes 6 1/2s, 2023	20,000	20,600
Tervita Corp. 144A sr. unsec. notes 10 7/8s, 2018 (Canada)	30,000	19,662
Triangle USA Petroleum Corp. 144A sr. unsec. notes 6 3/4s, 2022	55,000	45,100
Unit Corp. company guaranty sr. sub. notes 6 5/8s, 2021	150,000	149,625
Whiting Petroleum Corp. company guaranty sr. unsec. unsub. notes 5 3/4s, 2021	230,000	227,700
Williams Cos., Inc. (The) sr. unsec. notes 7 7/8s, 2021	71,000	80,268
Williams Partners LP/ACMP Finance Corp. company guaranty sr. unsec. notes 5 7/8s, 2021	45,000	47,102
Williams Partners LP/ACMP Finance Corp. company guaranty sr. unsec. unsub. notes 6 1/8s, 2022	35,000	37,494
Williams Partners LP/ACMP Finance Corp. company guaranty sr. unsec. unsub. notes 4 7/8s, 2023	240,000	247,200
WPX Energy, Inc. sr. unsec. unsub. notes 6s, 2022	65,000	64,350
		6,082,547
Financials (4.7%)
A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub., LLC 144A sr. unsec. notes 7 7/8s, 2020	115,000	118,594
Ally Financial, Inc. company guaranty sr. notes 6 1/4s, 2017	90,000	97,200
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes 8s, 2031	175,000	225,750
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes 8s, 2020	60,000	71,850
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes 7 1/2s, 2020	65,000	77,350
Ally Financial, Inc. unsec. sub. notes 8s, 2018	65,000	74,100
American International Group, Inc. jr. sub. FRB bonds 8.175s, 2058	100,000	138,500
Bank of America Corp. jr. unsec. sub. FRN notes Ser. Z, 6 1/2s, perpetual maturity	50,000	52,984
BBVA International Preferred SAU company guaranty jr. unsec. sub. FRB bonds 5.919s, perpetual maturity (Spain)	105,000	108,150
CBRE Services, Inc. company guaranty sr. unsec. notes 5 1/4s, 2025	50,000	54,500
CBRE Services, Inc. company guaranty sr. unsec. unsub. notes 5s, 2023	75,000	78,750
CIT Group, Inc. sr. unsec. notes 5s, 2023	65,000	68,738
CIT Group, Inc. sr. unsec. notes 5s, 2022	100,000	106,313
CIT Group, Inc. sr. unsec. unsub. notes 5 3/8s, 2020	80,000	86,000
CIT Group, Inc. sr. unsec. unsub. notes 3 7/8s, 2019	45,000	45,394
CIT Group, Inc. 144A company guaranty notes 6 5/8s, 2018	135,000	147,319

High Income Securities Fund     31

CORPORATE BONDS AND NOTES (40.4%)* cont.		Principal amount	Value
Financials cont.
CIT Group, Inc. 144A company guaranty notes 5 1/2s, 2019		$185,000	$197,710
Citigroup, Inc. jr. unsec. sub. FRB bonds Ser. B, 5.9s, perpetual maturity		25,000	25,094
CNG Holdings, Inc./OH 144A sr. notes 9 3/8s, 2020		125,000	90,000
CNO Financial Group, Inc. 144A company guaranty sr. notes 6 3/8s, 2020		65,000	68,738
Community Choice Financial, Inc. company guaranty sr. notes 10 3/4s, 2019		75,000	48,000
Credit Acceptance Corp. company guaranty sr. unsec. bonds 6 1/8s, 2021		110,000	108,900
DFC Finance Corp. 144A company guaranty sr. notes 10 1/2s, 2020		160,000	132,000
Dresdner Funding Trust I 144A bonds 8.151s, 2031		240,000	292,800
E*Trade Financial Corp. sr. unsec. unsub. notes 6 3/8s, 2019		145,000	155,694
E*Trade Financial Corp. sr. unsec. unsub. notes 5 3/8s, 2022		100,000	105,500
Genworth Holdings, Inc. company guaranty jr. unsec. sub. FRB bonds 6.15s, 2066		70,000	44,975
Hub Holdings, LLC/Hub Holdings Finance, Inc. 144A sr. unsec. notes 8 1/8s, 2019 ‡‡		70,000	69,650
Hub International, Ltd. 144A sr. unsec. notes 7 7/8s, 2021		155,000	159,263
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 6s, 2020		215,000	230,050
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 5 7/8s, 2022		125,000	131,094
International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019		80,000	89,400
International Lease Finance Corp. sr. unsec. unsub. notes 5 7/8s, 2022		60,000	68,550
iStar Financial, Inc. sr. unsec. notes 7 1/8s, 2018 R		70,000	74,900
iStar Financial, Inc. sr. unsec. notes 5s, 2019 R		5,000	5,000
Liberty Mutual Group, Inc. 144A company guaranty jr. unsec. sub. bonds 7.8s, 2037		75,000	90,000
Lloyds Bank PLC jr. unsec. sub. FRN notes Ser. EMTN, 13s, perpetual maturity (United Kingdom)	GBP	100,000	269,788
Lloyds Banking Group PLC jr. unsec. sub. FRB bonds 7 1/2s, perpetual maturity (United Kingdom)		$249,000	260,828
MPT Operating Partnership LP/MPT Finance Corp. company guaranty sr. unsec. notes 6 7/8s, 2021 R		50,000	53,938
MPT Operating Partnership LP/MPT Finance Corp. company guaranty sr. unsec. unsub. notes 6 3/8s, 2022 R		125,000	135,625
Nationstar Mortgage, LLC/Nationstar Capital Corp. company guaranty sr. unsec. notes 7 7/8s, 2020		100,000	100,500
Nationstar Mortgage, LLC/Nationstar Capital Corp. company guaranty sr. unsec. unsub. notes 6 1/2s, 2021		85,000	81,813
Navient Corp. sr. unsec. unsub. notes Ser. A, MTN, 8.45s, 2018		105,000	119,963
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp. 144A sr. unsec. notes 5 7/8s, 2022		110,000	117,700
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp. 144A sr. unsec. notes 5 5/8s, 2020		50,000	52,000
Ocwen Financial Corp. 144A company guaranty sr. unsec. notes 6 5/8s, 2019		105,000	92,925

32     High Income Securities Fund

CORPORATE BONDS AND NOTES (40.4%)* cont.	Principal amount	Value
Financials cont.
OneMain Financial Holdings, Inc. 144A company guaranty sr. unsec. notes 6 3/4s, 2019	$95,000	$99,988
OneMain Financial Holdings, Inc. 144A company guaranty sr. unsec. unsub. notes 7 1/4s, 2021	65,000	68,900
PHH Corp. sr. unsec. unsub. notes 7 3/8s, 2019	30,000	31,725
PHH Corp. sr. unsec. unsub. notes 6 3/8s, 2021	140,000	136,850
Provident Funding Associates LP/PFG Finance Corp. 144A company guaranty sr. unsec. notes 6 3/4s, 2021	120,000	115,350
Royal Bank of Scotland Group PLC jr. sub. unsec. FRN notes Ser. U, 7.64s, perpetual maturity (United Kingdom)	100,000	110,000
Royal Bank of Scotland Group PLC jr. unsec. sub. FRB bonds 7.648s, perpetual maturity (United Kingdom)	265,000	325,950
Royal Bank of Scotland Group PLC unsec. sub. notes 6s, 2023 (United Kingdom)	65,000	72,753
Springleaf Finance Corp. sr. unsec. notes 5 1/4s, 2019	45,000	45,900
Springleaf Finance Corp. sr. unsec. unsub. notes 7 3/4s, 2021	30,000	33,900
Springleaf Finance Corp. sr. unsec. unsub. notes 6s, 2020	85,000	87,338
Stearns Holdings, Inc. 144A company guaranty sr. notes 9 3/8s, 2020	90,000	90,225
TMX Finance, LLC/TitleMax Finance Corp. 144A sr. notes 8 1/2s, 2018	170,000	136,850
USI, Inc./NY 144A sr. unsec. notes 7 3/4s, 2021	155,000	157,713
Walter Investment Management Corp. company guaranty sr. unsec. unsub. notes 7 7/8s, 2021	90,000	82,575
		6,619,907
Health care (3.7%)
Acadia Healthcare Co., Inc. company guaranty sr. unsec. notes 6 1/8s, 2021	155,000	161,200
Acadia Healthcare Co., Inc. company guaranty sr. unsec. unsub. notes 5 1/8s, 2022	75,000	75,375
Acadia Healthcare Co., Inc. 144A company guaranty sr. unsec. notes 5 5/8s, 2023	30,000	30,975
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp. company guaranty sr. unsec. notes 7 3/4s, 2019	95,000	98,990
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp. company guaranty sr. unsec. notes 6s, 2021	105,000	112,350
Capsugel SA 144A sr. unsec. notes 7s, 2019 (Luxembourg) ‡‡	95,000	96,781
Catamaran Corp. company guaranty sr. unsec. bonds 4 3/4s, 2021	150,000	156,188
Centene Corp. sr. unsec. unsub. notes 4 3/4s, 2022	110,000	113,575
CHS/Community Health Systems, Inc. company guaranty sr. notes 5 1/8s, 2021	150,000	156,375
CHS/Community Health Systems, Inc. company guaranty sr. notes 5 1/8s, 2018	40,000	41,400
CHS/Community Health Systems, Inc. company guaranty sr. unsec. notes 6 7/8s, 2022	25,000	26,734
Crimson Merger Sub, Inc. 144A sr. unsec. notes 6 5/8s, 2022	165,000	153,038
DaVita HealthCare Partners, Inc. company guaranty sr. unsec. notes 5 1/8s, 2024	180,000	186,750
Endo Finance, LLC 144A company guaranty sr. unsec. notes 5 3/4s, 2022	170,000	178,500

High Income Securities Fund     33

CORPORATE BONDS AND NOTES (40.4%)* cont.	Principal amount	Value
Health care cont.
Endo Finance, LLC & Endo Finco, Inc. 144A company guaranty sr. unsec. unsub. notes 5 3/8s, 2023	$100,000	$101,750
Halyard Health, Inc. 144A sr. unsec. notes 6 1/4s, 2022	125,000	131,250
HCA, Inc. company guaranty sr. notes 3 3/4s, 2019	65,000	66,381
HCA, Inc. company guaranty sr. unsec. bonds 5 3/8s, 2025	35,000	37,100
HCA, Inc. sr. notes 6 1/2s, 2020	395,000	449,259
HCA, Inc. sr. unsec. notes 7 1/2s, 2022	30,000	35,400
IASIS Healthcare, LLC/IASIS Capital Corp. company guaranty sr. unsec. notes 8 3/8s, 2019	100,000	104,125
Jaguar Holding Co. I 144A sr. unsec. notes 9 3/8s, 2017 ‡‡	120,000	122,835
Jaguar Holding Co. II/Jaguar Merger Sub, Inc. 144A sr. unsec. notes 9 1/2s, 2019	80,000	86,200
JLL/Delta Dutch Newco BV 144A sr. unsec. notes 7 1/2s, 2022 (Netherlands)	135,000	138,713
Kinetic Concepts, Inc./KCI USA, Inc. company guaranty notes 10 1/2s, 2018	165,000	180,675
Omega Healthcare Investors, Inc. company guaranty sr. unsec. notes 6 3/4s, 2022 R	70,000	73,850
Omega Healthcare Investors, Inc. company guaranty sr. unsec. notes 4.95s, 2024 R	85,000	89,250
Omnicare, Inc. sr. unsec. notes 5s, 2024	20,000	21,075
Omnicare, Inc. sr. unsec. notes 4 3/4s, 2022	105,000	109,594
Par Pharmaceutical Cos., Inc. company guaranty sr. unsec. unsub. notes 7 3/8s, 2020	150,000	159,000
Salix Pharmaceuticals, Ltd. 144A company guaranty sr. unsec. notes 6 1/2s, 2021	40,000	44,800
Service Corporation International sr. unsec. notes 7s, 2017	65,000	70,850
Service Corporation International sr. unsec. unsub. notes 5 3/8s, 2024	185,000	195,638
Service Corporation International sr. unsec. unsub. notes 5 3/8s, 2022	125,000	131,250
Teleflex, Inc. company guaranty sr. unsec. sub. notes 6 7/8s, 2019	85,000	88,613
Teleflex, Inc. 144A company guaranty sr. unsec. notes 5 1/4s, 2024	25,000	25,313
Tenet Healthcare Corp. company guaranty sr. bonds 4 1/2s, 2021	55,000	55,275
Tenet Healthcare Corp. company guaranty sr. bonds 4 3/8s, 2021	80,000	80,100
Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018	225,000	245,813
Tenet Healthcare Corp. company guaranty sr. notes 6s, 2020	140,000	152,250
Tenet Healthcare Corp. company guaranty sr. notes 4 3/4s, 2020	25,000	25,750
United Surgical Partners International, Inc. company guaranty sr. unsec. unsub. notes 9s, 2020	80,000	85,800
Valeant Pharmaceuticals International 144A company guaranty sr. unsec. notes 7s, 2020	20,000	21,000
Valeant Pharmaceuticals International 144A company guaranty sr. unsec. notes 6 3/8s, 2020	150,000	157,500
Valeant Pharmaceuticals International, Inc. 144A company guaranty sr. unsec. notes 5 5/8s, 2021	10,000	10,175

34     High Income Securities Fund

CORPORATE BONDS AND NOTES (40.4%)* cont.	Principal amount	Value
Health care cont.
Valeant Pharmaceuticals International, Inc. 144A company guaranty sr. unsec. notes 5 1/2s, 2023	$55,000	$55,481
Valeant Pharmaceuticals International, Inc. 144A sr. unsec. notes 6 3/4s, 2018	80,000	85,000
WellCare Health Plans, Inc. sr. unsec. notes 5 3/4s, 2020	160,000	168,000
		5,193,296
Technology (1.4%)
ACI Worldwide, Inc. 144A company guaranty sr. unsec. unsub. notes 6 3/8s, 2020	75,000	78,375
Avaya, Inc. 144A company guaranty notes 10 1/2s, 2021	90,000	78,525
Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	285,000	287,850
First Data Corp. company guaranty sr. unsec. notes 12 5/8s, 2021	85,000	101,575
First Data Corp. company guaranty sr. unsec. notes 11 1/4s, 2021	8,000	9,140
First Data Corp. company guaranty sr. unsec. sub. notes 11 3/4s, 2021	109,000	126,985
First Data Corp. 144A company guaranty notes 8 1/4s, 2021	320,000	343,200
Freescale Semiconductor, Inc. company guaranty sr. unsec. notes 10 3/4s, 2020	16,000	17,410
Freescale Semiconductor, Inc. 144A company guaranty sr. notes 5s, 2021	60,000	63,000
Freescale Semiconductor, Inc. 144A sr. notes 6s, 2022	70,000	75,425
Iron Mountain, Inc. company guaranty sr. sub. notes 7 3/4s, 2019 R	45,000	48,094
Iron Mountain, Inc. company guaranty sr. unsec. unsub. notes 6s, 2023 R	105,000	110,250
Micron Technology, Inc. sr. unsec. bonds 5 7/8s, 2022	105,000	110,906
Micron Technology, Inc. 144A sr. unsec. notes 5 1/4s, 2023	100,000	102,375
SoftBank Corp. 144A sr. unsec. notes 4 1/2s, 2020 (Japan)	200,000	203,380
SunGard Data Systems, Inc. company guaranty sr. unsec. sub. notes 6 5/8s, 2019	70,000	72,800
Syniverse Holdings, Inc. company guaranty sr. unsec. notes 9 1/8s, 2019	140,000	145,600
		1,974,890
Transportation (0.3%)
Air Medical Group Holdings, Inc. company guaranty sr. notes 9 1/4s, 2018	149,000	156,636
CHC Helicopter SA company guaranty sr. notes 9 1/4s, 2020 (Canada)	90,000	84,375
Watco Cos., LLC/Watco Finance Corp. 144A company guaranty sr. unsec. notes 6 3/8s, 2023	170,000	170,850
		411,861
Utilities and power (2.3%)
AES Corp./Virginia (The) sr. unsec. notes 8s, 2020	85,000	97,538
AES Corp./Virginia (The) sr. unsec. unsub. notes 8s, 2017	70,000	78,663
AES Corp./Virginia (The) sr. unsec. unsub. notes 7 3/8s, 2021	145,000	162,038
AES Corp./Virginia (The) sr. unsec. unsub. notes 4 7/8s, 2023	45,000	44,100
Calpine Corp. sr. unsec. notes 5 3/4s, 2025	225,000	229,500
Calpine Corp. 144A company guaranty sr. notes 6s, 2022	30,000	32,738
Calpine Corp. 144A company guaranty sr. notes 5 7/8s, 2024	25,000	27,031

High Income Securities Fund     35

CORPORATE BONDS AND NOTES (40.4%)* cont.	Principal amount	Value
Utilities and power cont.
Colorado Interstate Gas Co., LLC sr. unsec. debs. 6.85s, 2037	$95,000	$107,529
DPL, Inc. sr. unsec. notes 6 1/2s, 2016	28,000	29,540
Dynegy Finance I, Inc./Dynegy Finance II, Inc. 144A company guaranty sr. notes 7 5/8s, 2024	80,000	84,900
Dynegy Finance I, Inc./Dynegy Finance II, Inc. 144A company guaranty sr. notes 7 3/8s, 2022	10,000	10,588
Dynegy Finance I, Inc./Dynegy Finance II, Inc. 144A company guaranty sr. notes 6 3/4s, 2019	180,000	188,325
Dynegy Holdings, LLC escrow bonds 7 3/4s, 2019	175,000	219
El Paso Natural Gas Co., LLC sr. unsec. debs. 8 5/8s, 2022	40,000	50,299
Energy Transfer Equity LP company guaranty sr. unsec. notes 7 1/2s, 2020	107,000	122,515
EP Energy, LLC/Everest Acquisition Finance, Inc. company guaranty sr. notes 6 7/8s, 2019	45,000	46,238
EP Energy, LLC/Everest Acquisition Finance, Inc. company guaranty sr. unsec. unsub. notes 7 3/4s, 2022	35,000	36,225
EP Energy, LLC/Everest Acquisition Finance, Inc. sr. unsec. notes 9 3/8s, 2020	155,000	165,075
GenOn Americas Generation, LLC sr. unsec. notes 9 1/8s, 2031	100,000	92,500
GenOn Americas Generation, LLC sr. unsec. notes 8 1/2s, 2021	145,000	134,850
GenOn Energy, Inc. sr. unsec. notes 9 7/8s, 2020	125,000	126,875
GenOn Energy, Inc. sr. unsec. notes 9 1/2s, 2018	25,000	25,719
Kinder Morgan, Inc./DE sr. unsec. notes Ser. GMTN, 7.8s, 2031	100,000	125,013
Kinder Morgan, Inc./DE 144A sr. notes 5s, 2021	125,000	135,465
NRG Energy, Inc. company guaranty sr. unsec. notes 7 7/8s, 2021	325,000	353,275
NRG Yield Operating, LLC 144A company guaranty sr. unsec. notes 5 3/8s, 2024	90,000	94,950
Regency Energy Partners LP/Regency Energy Finance Corp. company guaranty sr. unsec. unsub. notes 5 7/8s, 2022	140,000	152,950
Regency Energy Partners LP/Regency Energy Finance Corp. company guaranty sr. unsec. unsub. notes 5 1/2s, 2023	75,000	78,375
Regency Energy Partners LP/Regency Energy Finance Corp. company guaranty sr. unsec. unsub. notes 5s, 2022	55,000	58,300
Regency Energy Partners LP/Regency Energy Finance Corp. company guaranty sr. unsec. unsub. notes 4 1/2s, 2023	145,000	148,263
Southern Star Central Corp. 144A sr. unsec. notes 5 1/8s, 2022	130,000	133,575
Tennessee Gas Pipeline Co., LLC sr. unsec. unsub. debs. 7s, 2028	15,000	18,446
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. 144A company guaranty sr. notes 11 1/2s, 2020 (In default) †	60,000	40,800
		3,232,417
Total corporate bonds and notes (cost $56,777,858)		$57,375,251

CONVERTIBLE BONDS AND NOTES (33.6%)*	Principal amount	Value
Basic materials (0.8%)
AK Steel Corp. cv. company guaranty sr. unsec. unsub. notes 5s, 2019	$635,000	$702,866
Cemex SAB de CV cv. unsec. sub. notes 3 3/4s, 2018 (Mexico)	355,000	438,425
		1,141,291

36     High Income Securities Fund

CONVERTIBLE BONDS AND NOTES (33.6%)* cont.	Principal amount	Value
Capital goods (1.0%)
General Cable Corp. cv. unsec. sub. notes stepped-coupon 4 1/2s (2 1/4s, 11/15/19) 2029 ††	$595,000	$413,897
Trinity Industries, Inc. cv. unsec. sub. notes 3 7/8s, 2036	685,000	1,021,078
		1,434,975
Communication services (1.5%)
Clearwire Communications, LLC/Clearwire Finance, Inc. 144A cv. company guaranty sr. unsec. notes 8 1/4s, 2040	199,000	216,910
Level 3 Communications, Inc. cv. sr. unsec. unsub. notes Ser. B, 7s, 2015	435,000	853,688
Powerwave Technologies, Inc. cv. sr. unsec. sub. notes 3 7/8s, 2027 (In default) † F	1,160,000	116
TeleCommunication Systems, Inc. cv. sr. unsec. notes 7 3/4s, 2018	1,075,000	1,010,500
		2,081,214
Consumer cyclicals (6.2%)
Callaway Golf Co. cv. sr. unsec. bonds 3 3/4s, 2019	453,000	558,039
CBIZ, Inc. 144A cv. sr. sub. notes 4 7/8s, 2015	397,000	489,303
Host Hotels & Resorts LP 144A cv. company guaranty sr. unsec. notes 2 1/2s, 2029 R	391,000	637,086
Jarden Corp. 144A cv. company guaranty sr. unsec. sub. notes 1 1/8s, 2034	515,000	622,828
Lennar Corp. 144A cv. sr. notes 2 3/4s, 2020	344,000	776,795
Liberty Interactive, LLC cv. sr. unsec. unsub. bonds 3/4s, 2043	833,000	1,183,901
Liberty Interactive, LLC cv. sr. unsec. unsub. notes 3 1/2s, 2031	1,250,000	692,188
Liberty Interactive, LLC 144A cv. sr. unsec. notes 1s, 2043	575,000	643,281
Navistar International Corp. 144A cv. sr. unsec. unsub. notes 4 3/4s, 2019	644,000	566,720
Priceline Group, Inc. (The) cv. sr. unsec. unsub. notes 1s, 2018	320,000	450,000
Ryland Group, Inc. (The) cv. company guaranty sr. unsub. notes 1 5/8s, 2018	480,000	727,500
Standard Pacific Corp. cv. company guaranty sr. unsec. unsub. notes 1 1/4s, 2032	365,000	441,878
Tesla Motors, Inc. cv. sr. unsec. notes 1 1/4s, 2021	680,000	576,725
TiVo, Inc. 144A cv. sr. unsec. notes 4s, 2016	385,000	438,900
		8,805,144
Consumer staples (1.4%)
Rite Aid Corp. cv. sr. unsec. unsub. notes 8 1/2s, 2015	345,000	1,065,188
Vector Group, Ltd. cv. sr. unsec. FRN notes 2 1/2s, 2019	585,000	850,545
		1,915,733
Energy (3.5%)
Chesapeake Energy Corp. cv. company guaranty sr. unsec. notes 2 1/4s, 2038	2,230,000	2,044,631
Cobalt International Energy, Inc. cv. sr. unsec. unsub. notes 2 5/8s, 2019	1,075,000	780,047
Energy XXI, Ltd. cv. sr. unsec. bonds 3s, 2018 (acquired various dates from 11/19/13 to 1/24/14, cost $446,469) ΔΔ	451,000	153,340
Goodrich Petroleum Corp. cv. company guaranty sr. unsub. notes 5s, 2032	569,000	278,810
Hornbeck Offshore Services, Inc. cv. company guaranty sr. unsec. notes 1 1/2s, 2019	377,000	318,565
Peabody Energy Corp. cv. jr. unsec. sub. debs. 4 3/4s, 2041	655,000	304,575
SEACOR Holdings, Inc. cv. sr. unsec. bonds 3s, 2028	621,000	552,302

High Income Securities Fund     37

CONVERTIBLE BONDS AND NOTES (33.6%)* cont.	Principal amount	Value
Energy cont.
Trico Marine Services, Inc. cv. sr. unsec. debs. 3s, 2027 (In default) †	$500,000	$13,750
Vantage Drilling Co. cv. sr. unsec. unsub. notes 7 7/8s, 2042	615,000	547,350
		4,993,370
Financials (5.3%)
Ares Capital Corp. cv. sr. unsec. notes 5 3/4s, 2016	790,000	818,144
Blackstone Mortgage Trust, Inc. cv. sr. unsec. unsub. notes 5 1/4s, 2018 R	626,000	650,649
Cowen Group, Inc. 144A cv. sr. unsec. notes 3s, 2019	458,000	518,971
Empire State Realty OP LP 144A cv. sr. unsec. notes 2 5/8s, 2019 R	442,000	454,431
Forest City Enterprises, Inc. cv. sr. unsec. notes 4 1/4s, 2018	816,000	1,015,410
Hercules Technology Growth Capital, Inc. cv. sr. unsec. notes 6s, 2016	453,000	610,134
iStar Financial, Inc. cv. sr. unsec. unsub. notes 3s, 2016 R	330,000	400,744
Radian Group, Inc. cv. sr. unsec. unsub. notes 3s, 2017	430,000	630,219
Spirit Realty Capital, Inc. cv. sr. unsec. notes 2 7/8s, 2019 R	561,000	562,403
Starwood Property Trust, Inc. cv. sr. unsec. unsub. notes 4s, 2019 R	631,000	725,256
TCP Capital Corp. 144A cv. sr. unsec. notes 5 1/4s, 2019	827,000	829,584
Walter Investment Management Corp. cv. sr. unsec. sub. notes 4 1/2s, 2019	312,000	248,625
		7,464,570
Health care (4.3%)
Accuray, Inc. cv. sr. unsec. notes 3 3/4s, 2016	694,000	764,268
Brookdale Senior Living, Inc. cv. sr. unsec. unsub. notes 2 3/4s, 2018	720,000	995,850
China Medical Technologies, Inc. cv. sr. unsec. bonds Ser. CMT, 4s, 2016 (China) (In default) † F	763,000	61,040
China Medical Technologies, Inc. 144A cv. sr. unsec. notes 6 1/4s, 2016 (China) (In default) † F	445,000	31,150
Gilead Sciences, Inc. cv. sr. unsec. notes 1 5/8s, 2016	225,000	1,022,906
HealthSouth Corp. cv. sr. unsec. sub. notes 2s, 2043	709,000	858,333
Hologic, Inc. cv. sr. unsec. unsub. notes stepped-coupon 2s (zero %, 3/1/18) 2042 ††	880,000	1,085,700
Jazz Investments I, Ltd. 144A cv. company guaranty sr. unsec. notes 1 7/8s, 2021 (Ireland)	722,000	837,520
Medidata Solutions, Inc. cv. sr. unsec. notes 1s, 2018	370,000	414,631
		6,071,398
Technology (8.9%)
Ciena Corp. cv. sr. unsec. notes 4s, 2020	618,000	803,786
j2 Global, Inc. cv. sr. unsec. notes 3 1/4s, 2029	570,000	663,338
Jazz Technologies, Inc. 144A cv. company guaranty sr. unsec. notes 8s, 2018	223,000	355,685
Micron Technology, Inc. cv. sr. unsec. bonds Ser. E, 1 5/8s, 2033	1,590,000	4,449,019
Novellus Systems, Inc. cv. sr. unsec. notes 2 5/8s, 2041	370,000	880,138
ON Semiconductor Corp. cv. company guaranty sr. unsec. sub. notes Ser. B, 2 5/8s, 2026	442,000	587,584
Safeguard Scientifics, Inc. cv. sr. unsec. bonds 5 1/4s, 2018	970,000	1,178,065
Salesforce.com, Inc. cv. sr. unsec. unsub. notes 1/4s, 2018	600,000	728,250
SanDisk Corp. cv. sr. unsec. notes 1 1/2s, 2017	424,000	685,555

38     High Income Securities Fund

CONVERTIBLE BONDS AND NOTES (33.6%)* cont.	Principal amount	Value
Technology cont.
ServiceNow, Inc. cv. sr. unsec. unsub. bonds zero %, 2018	$405,000	$490,050
Vishay Intertechnology, Inc. 144A cv. sr. unsec. notes 2 1/4s, 2041	745,000	655,134
Yahoo!, Inc. cv. sr. unsec. bonds zero %, 2018	1,130,000	1,215,456
		12,692,060
Transportation (0.7%)
Scorpio Tankers, Inc. 144A cv. sr. unsec. notes 2 3/8s, 2019	1,072,000	1,043,860
		1,043,860
Total convertible bonds and notes (cost $44,121,633)		$47,643,615

CONVERTIBLE PREFERRED STOCKS (24.1%)*	Shares	Value
Basic materials (1.3%)
Alcoa, Inc. Ser. 1, $2.688 cv. pfd.	20,158	$977,663
Smurfit-Stone Container Corp. (Escrow) zero % cv. pfd. F	65,720	657
Weyerhaeuser Co. Ser. A, $3.188 cv. pfd. R	15,650	912,101
		1,890,421
Capital goods (1.3%)
United Technologies Corp. $3.75 cv. pfd.	28,240	1,796,911
		1,796,911
Communication services (3.3%)
American Tower Corp. $5.50 cv. pfd. † R	7,448	754,110
Cincinnati Bell, Inc. Ser. B, $3.378 cum. cv. pfd.	28,570	1,408,858
Crown Castle International Corp. Ser. A, $4.50 cv. pfd. R	7,809	831,659
Iridium Communications, Inc. Ser. B, 6.75% cv. pfd.	680	238,768
Iridium Communications, Inc. 144A $7.00 cv. pfd.	4,095	458,896
T-Mobile US, Inc. Ser. A, $2.75 cv. pfd. †	16,339	986,876
		4,679,167
Consumer cyclicals (3.2%)
FelCor Lodging Trust, Inc. Ser. A, $0.488 cum. cv. pfd. R	45,325	1,172,077
Fiat Chrysler Automobiles NV Ser. FCAU, $7.875 cv. pfd. (United Kingdom) †	15,943	2,112,448
Stanley Black & Decker, Inc. $6.25 cv. pfd.	10,485	1,205,775
		4,490,300
Consumer staples (0.7%)
Tyson Foods, Inc. $2.375 cv. pfd.	18,767	958,431
		958,431
Energy (1.9%)
Chesapeake Energy Corp. 144A 5.75% cv. pfd.	1,848	1,858,395
Halcon Resources Corp. Ser. A, 5.75% cv. pfd.	610	236,308
Southwestern Energy Co. Ser. B, $3.125 cv. pfd. †	11,845	645,434
		2,740,137
Financials (7.2%)
Alexandria Real Estate Equities, Inc. Ser. D, $1.75 cv. pfd. R	32,805	950,321
AMG Capital Trust II $2.575 cv. pfd.	21,285	1,315,679
Banc of California, Inc. 4.00% cv. pfd.	8,217	436,487
Bank of America Corp. Ser. L, 7.25% cv. pfd.	3,093	3,611,075
EPR Properties Ser. C, $1.44 cv. pfd. R	44,170	1,093,208
Health Care REIT, Inc. Ser. I, $3.25 cv. pfd. R	14,532	991,356
Maiden Holdings, Ltd. Ser. B, $3.625 cv. pfd. (Bermuda)	15,345	778,145
Wells Fargo & Co. Ser. L, 7.50% cv. pfd.	925	1,114,625
		10,290,896

High Income Securities Fund     39

CONVERTIBLE PREFERRED STOCKS (24.1%)* cont.	Shares	Value
Health care (2.1%)
Actavis PLC Ser. A, 5.50% cv. pfd. †	2,420	$2,482,920
Alere, Inc. Ser. B, 3.00% cv. pfd.	1,410	495,791
		2,978,711
Transportation (0.5%)
Genesee & Wyoming, Inc. $5.00 cv. pfd.	5,548	715,914
		715,914
Utilities and power (2.6%)
Dominion Resources, Inc./VA $3.188 cv. pfd.	21,883	1,106,842
Dynegy, Inc. Ser. A, $5.375 cv. pfd.	4,686	470,709
El Paso Energy Capital Trust I $2.375 cv. pfd.	1,069	63,539
Exelon Corp. $3.25 cv. pfd.	15,998	793,821
NextEra Energy, Inc. $2.90 cv. pfd.	22,625	1,277,408
		3,712,319
Total convertible preferred stocks (cost $30,948,291)		$34,253,207

COMMON STOCKS (0.5%)*	Shares	Value
Ally Financial, Inc. † F	4,650	$96,627
CIT Group, Inc.	1,606	74,278
DISH Network Corp. Class A †	1,525	114,436
EP Energy Corp. Class A †	5,301	59,636
General Motors Co.	2,615	97,566
Halcon Resources Corp. †	4,523	8,684
Huntsman Corp.	3,400	76,364
Live Nation Entertainment, Inc. †	1,215	31,092
Lone Pine Resources Canada, Ltd. (Canada) † F	5,612	224
Lone Pine Resources, Inc. Class A (Canada) † F	5,612	224
Penn National Gaming, Inc. †	4,000	65,160
Seventy Seven Energy, Inc. †	2,750	13,200
Spectrum Brands Holdings, Inc.	655	61,360
Vantage Drilling Co. †	36,191	13,391
Total common stocks (cost $784,978)		$712,242

PREFERRED STOCKS (0.3%)*	Shares	Value
Ally Financial, Inc. 144A 7.00% cum. pfd.	176	$176,468
Citigroup, Inc. Ser. K, $1.719 ARP	1,200	32,196
GMAC Capital Trust I Ser. 2, $2.031 cum. ARP	4,695	122,211
M/I Homes, Inc. Ser. A, $2.438 pfd.	2,305	59,469
Total preferred stocks (cost $352,809)		$390,344

SENIOR LOANS (0.1%)*[c]	Principal amount	Value
Caesars Entertainment Operating Co., Inc. bank term loan FRN Ser. B6, 9.005s, 2017	$203,234	$186,806
Total senior loans (cost $194,366)		$186,806

WARRANTS (—%)*†	Expiration date	Strike price	Warrants	Value
Tower Semiconductor, Ltd. 144A (Israel) F	6/30/15	$1.70	168,777	$4
Total warrants (cost $33,756)				$4

40     High Income Securities Fund

SHORT-TERM INVESTMENTS (2.3%)*	Shares	Value
Putnam Short Term Investment Fund 0.10% L	3,279,408	$3,279,408
Total short-term investments (cost $3,279,408)		$3,279,408

TOTAL INVESTMENTS
Total investments (cost $136,493,099)	$143,840,877

Key to holding’s currency abbreviations
CAD Canadian Dollar
GBP British Pound
USD/$ United States Dollar

Key to holding’s abbreviations
ARP	Adjustable Rate Preferred Stock: the rate shown is the current interest rate at the close of the reporting period
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
GMTN	Global Medium Term Notes
MTN	Medium Term Notes

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2014 through February 28, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

*	Percentages indicated are based on net assets of $141,850,112.
†	This security is non-income-producing.
††	The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.
ΔΔ

This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $153,340, or 0.1% of net assets.

‡‡	Income may be received in cash or additional securities at the discretion of the issuer.
[c]

Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

F	This security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
R	Real Estate Investment Trust.
At the close of the reporting period, the fund maintained liquid assets totaling $257,500 to cover the settlement of certain securities.
Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

High Income Securities Fund     41

FORWARD CURRENCY CONTRACTS at 2/28/15 (aggregate face value $506,657) (Unaudited)
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	Canadian Dollar	Sell	4/15/15	$27,980	$29,634	$1,654
JPMorgan Chase Bank N.A.
	British Pound	Sell	3/18/15	230,627	234,584	3,957
	Canadian Dollar	Sell	4/15/15	32,777	34,733	1,956
State Street Bank and Trust Co.
	Canadian Dollar	Sell	4/15/15	136,863	144,947	8,084
WestPac Banking Corp.
	Canadian Dollar	Sell	4/15/15	59,238	62,759	3,521
Total						$19,172

42     High Income Securities Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$76,364	$—	$—
Communication services	114,436	—	—
Consumer cyclicals	193,818	—	—
Consumer staples	61,360	—	—
Energy	94,911	—	448
Financials	74,278	96,627	—
Total common stocks	615,167	96,627	448
Convertible bonds and notes	—	47,551,309	92,306
Convertible preferred stocks	4,115,230	30,137,320	657
Corporate bonds and notes	—	57,375,248	3
Preferred stocks	154,407	235,937	—
Senior loans	—	186,806	—
Warrants	—	4	—
Short-term investments	3,279,408	—	—
Totals by level	$8,164,212	$135,583,251	$93,414

	Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$19,172	$—
Totals by level	$—	$19,172	$—
*Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

Transfers between level 1 and level 2 during the reporting period, totaling $2,337,150, are the result of changing to a pricing service as the source for the securities prices. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund     43

Statement of assets and liabilities 2/28/15 (Unaudited)
ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $133,213,691)	$140,561,469
Affiliated issuers (identified cost $3,279,408) (Note 5)	3,279,408
Dividends, interest and other receivables	1,551,558
Receivable for investments sold	952,848
Unrealized appreciation on forward currency contracts (Note 1)	19,172
Prepaid assets	19,791
Total assets	146,384,246
LIABILITIES
Payable for investments purchased	3,449,742
Payable for shares of the fund repurchased (Note 4)	192,888
Payable for compensation of Manager (Note 2)	239,474
Payable for custodian fees (Note 2)	6,995
Payable for investor servicing fees (Note 2)	11,654
Payable for Trustee compensation and expenses (Note 2)	90,206
Payable for administrative services (Note 2)	459
Distributions payable to shareholders	471,249
Other accrued expenses	71,467
Total liabilities	4,534,134
Net assets	$141,850,112

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Note 4)	$150,482,591
Distributions in excess of net investment income (Note 1)	(725,777)
Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(15,273,622)
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	7,366,920
Total — Representing net assets applicable to capital shares outstanding	$141,850,112
COMPUTATION OF NET ASSET VALUE
Net asset value per share ($141,850,112 divided by 15,215,438 shares)	$9.32

The accompanying notes are an integral part of these financial statements.

44     High Income Securities Fund

Statement of operations Six months ended 2/28/15 (Unaudited)
INVESTMENT INCOME
Interest (including interest income of $1,375 from investments in affiliated issuers) (Note 5)	$2,438,028
Dividends (net of foreign tax of $1,356)	899,619
Total investment income	3,337,647
EXPENSES
Compensation of Manager (Note 2)	495,923
Investor servicing fees (Note 2)	35,910
Custodian fees (Note 2)	10,042
Trustee compensation and expenses (Note 2)	966
Administrative services (Note 2)	2,100
Auditing and tax fees	44,161
Other	45,194
Total expenses	634,296
Expense reduction (Note 2)	(163)
Net expenses	634,133
Net investment income	2,703,514

Net realized gain on investments (Notes 1 and 3)	2,712,304
Net realized gain on foreign currency transactions (Note 1)	45,133
Net unrealized appreciation of assets and liabilities in foreign currencies during the period	7,063
Net unrealized depreciation of investments during the period	(7,014,718)
Net loss on investments	(4,250,218)
Net decrease in net assets resulting from operations	$(1,546,704)

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund     45

	Statement of changes in net assets
	INCREASE (DECREASE) IN NET ASSETS	Six months ended 2/28/15*	Year ended 8/31/14
	Operations:
	Net investment income	$2,703,514	$5,868,110
	Net realized gain on investments and foreign currency transactions	2,757,437	7,023,720
	Net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	(7,007,655)	6,295,619
	Net increase (decrease) in net assets resulting from operations	(1,546,704)	19,187,449
	Distributions to shareholders (Note 1):
	From ordinary income
	Net investment income	(2,877,932)	(6,887,772)
	Decrease from capital shares repurchased (Note 4)	(5,384,158)	(6,189,863)
	Total increase (decrease) in net assets	(9,808,794)	6,109,814
	NET ASSETS
	Beginning of period	151,658,906	145,549,092
	End of period (including distributions in excess of net investment income of $725,777 and $551,359, respectively)	$141,850,112	$151,658,906
	NUMBER OF FUND SHARES
	Shares outstanding at beginning of period	15,867,867	16,617,625
	Shares repurchased (Note 4)	(652,429)	(749,758)
	Shares outstanding at end of period	15,215,438	15,867,867
*	Unaudited.

The accompanying notes are an integral part of these financial statements.

46     High Income Securities Fund

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE
Six months ended**				Year ended
	2/28/15	8/31/14	8/31/13	8/31/12	8/31/11	8/31/10
Net asset value, beginning of period	$9.56	$8.76	$8.21	$8.12	$7.93	$7.13
Investment operations:
Net investment income (loss)[a]	.17	.36	.44	.49	.50	.51
Net realized and unrealized gain (loss) on investments	(.26)	.82	.56	.13	.22	.81
Total from investment operations	(.09)	1.18	1.00	.62	.72	1.32
Less distributions:
From net investment income	(.19)	(.43)	(.48)	(.53)	(.53)	(.53)
Total distributions	(.19)	(.43)	(.48)	(.53)	(.53)	(.53)
Increase from shares repurchased	.04	.05	.03	—	— [d]	.01
Net asset value, end of period	$9.32	$9.56	$8.76	$8.21	$8.12	$7.93
Market price, end of period	$8.30	$8.61	$7.68	$8.27	$8.10	$8.19
Total return at market price (%)[b]	(1.41) *	17.94	(1.44)	9.08	5.22	29.08
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$141,850	$151,659	$145,549	$141,003	$139,120	$135,777
Ratio of expenses to average net assets (%)[c]	.44 *	.94	.90	.93	.91	.93
Ratio of net investment income (loss) to average net assets (%)	1.88 *	3.91	5.10	6.04	5.86	6.60
Portfolio turnover (%)	17 *	41	48	36	63	61

*Not annualized.

**Unaudited.

a  Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b  Total return assumes dividend reinvestment.

c  Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2).

d  Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund     47

Notes to financial statements 2/28/15 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2014 through February 28, 2015.

Putnam High Income Securities Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The goal of the fund is to provide high current income as a primary objective and capital appreciation as a secondary objective. The fund pursues its objective primarily by investing in both convertible bonds and convertible preferred stocks, which share many of the same characteristics as convertible bonds, but offer greater potential for capital appreciation. The fund also invests significantly in high-yielding non-convertible securities with the potential for capital appreciation.

The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events

48     High Income Securities Fund

that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss.

High Income Securities Fund     49

The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At August 31, 2014, the fund had a capital loss carryover of $17,493,764 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration date is:

Loss carryover
Short-term	Long-term	Total	Expiration
$17,493,764	N/A	$17,493,764	August 31, 2018

50     High Income Securities Fund

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $137,030,394, resulting in gross unrealized appreciation and depreciation of $14,206,617 and $7,396,134, respectively, or net unrealized appreciation of $6,810,483.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the fund. The fee is based on the following annual rates:

0.700%	of the first $500 million of average net assets,
0.600%	of the next $500 million of average net assets,
0.550%	of the next $500 million of average net assets,
0.500%	of the next $5 billion of average net assets,
0.475%	of the next $5 billion of average net assets,
0.455%	of the next $5 billion of average net assets,
0.440%	of the next $5 billion of average net assets,
0.430%	of the next $5 billion of average net assets,
0.420%	of the next $5 billion of average net assets,
0.410%	of the next $5 billion of average net assets,
0.400%	of the next $5 billion of average net assets,
0.390%	of the next $5 billion of average net assets,
0.380%	of the next $8.5 billion of average net assets and
0.370%	of any excess thereafter.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average daily net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s

High Income Securities Fund     51

expenses were not reduced under the expense offset arrangements and were reduced by $163 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $79, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales, excluding short-term investments were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$24,284,448	$28,714,555
U.S. government securities (Long-term)	—	—
Total	$24,284,448	$28,714,555

Note 4: Shares repurchased

In September 2014, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2015 (based on shares outstanding as of October 7, 2014). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2014 (based on shares outstanding as of October 7, 2013). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

For the reporting period, the fund repurchased 652,429 common shares for an aggregate purchase price of $5,384,158, which reflects a weighted-average discount from net asset value per share of 10.52%.

At the close of the reporting period, Putnam Investments, LLC owned approximately 354 shares of the fund (less than 0.01% of the fund’s shares outstanding), valued at $3,299 based on net asset value.

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period
Putnam Short Term Investment Fund*	$673,606	$16,775,115	$14,169,313	$1,375	$3,279,408

*Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

52     High Income Securities Fund

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$680,000
Warrants (number of warrants)	168,777

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statement of assets and liabilities location	Fair value	Statement of assets and liabilities location	Fair value
Foreign exchange contracts	Receivables	$19,172	Payables	$—
Equity contracts	Investments	4	Payables	—
Total		$19,176		$—

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Forward currency contracts	Total
Foreign exchange contracts	$46,485	$46,485
Total	$46,485	$46,485

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Warrants	Forward currency contracts	Total
Foreign exchange contracts	$—	$7,057	$7,057
Equity contracts	2	—	$2
Total	$2	$7,057	$7,059

High Income Securities Fund     53

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	WestPac Banking Corp.	Total
Assets:
Forward currency contracts#	$1,654	$5,913	$8,084	$3,521	$19,172
Total Assets	$1,654	$5,913	$8,084	$3,521	$19,172
Liabilities:
Forward currency contracts#	$—	$—	$—	$—	$—
Total Liabilities	$—	$—	$—	$—	$—
Total Financial and Derivative Net Assets	$1,654	$5,913	$8,084	$3,521	$19,172
Total collateral received (pledged)†##	$—	$—	$—	$—
Net amount	$1,654	$5,913	$8,084	$3,521

†	Additional collateral may be required from certain brokers based on individual agreements.
#	Covered by master netting agreement (Note 1).
##	Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

54     High Income Securities Fund

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth

Growth Opportunities Fund

International Growth Fund

Multi-Cap Growth Fund

Small Cap Growth Fund

Voyager Fund

Blend

Asia Pacific Equity Fund

Capital Opportunities Fund

Capital Spectrum Fund

Emerging Markets Equity Fund

Equity Spectrum Fund

Europe Equity Fund

Global Equity Fund

International Capital Opportunities Fund

International Equity Fund

Investors Fund

Low Volatility Equity Fund

Multi-Cap Core Fund

Research Fund

Strategic Volatility Equity Fund

Value

Convertible Securities Fund

Equity Income Fund

Global Dividend Fund

The Putnam Fund for Growth and Income

International Value Fund

Multi-Cap Value Fund

Small Cap Value Fund

Income

American Government Income Fund

Diversified Income Trust

Emerging Markets Income Fund

Floating Rate Income Fund

Global Income Trust

High Yield Advantage Fund

High Yield Trust

Income Fund

Money Market Fund*

Short Duration Income Fund

U.S. Government Income Trust

Tax-free Income

AMT-Free Municipal Fund

Intermediate-Term Municipal Income Fund

Short-Term Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund*

Tax-Free High Yield Fund

State tax-free income funds†:

Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania.

*An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

†Not available in all states.

High Income Securities Fund     55

Absolute Return

Absolute Return 100 Fund®

Absolute Return 300 Fund®

Absolute Return 500 Fund®

Absolute Return 700 Fund®

Global Sector

Global Consumer Fund

Global Energy Fund

Global Financials Fund

Global Health Care Fund

Global Industrials Fund

Global Natural Resources Fund

Global Sector Fund

Global Technology Fund

Global Telecommunications Fund

Global Utilities Fund

Asset Allocation

George Putnam Balanced Fund

Global Asset Allocation Funds — four investment portfolios that spread your money across a variety of stocks, bonds, and money market instruments.

Dynamic Asset Allocation Balanced Fund

Dynamic Asset Allocation Conservative Fund

Dynamic Asset Allocation Growth Fund

Dynamic Risk Allocation Fund

Retirement Income Lifestyle Funds — portfolios with managed allocations to stocks, bonds, and money market investments to generate retirement income.

Retirement Income Fund Lifestyle 1

Retirement Income Fund Lifestyle 2

Retirement Income Fund Lifestyle 3

RetirementReady® Funds — portfolios with adjusting allocations to stocks, bonds, and money market instruments, becoming more conservative over time.

RetirementReady® 2055 Fund

RetirementReady® 2050 Fund

RetirementReady® 2045 Fund

RetirementReady® 2040 Fund

RetirementReady® 2035 Fund

RetirementReady® 2030 Fund

RetirementReady® 2025 Fund

RetirementReady® 2020 Fund

RetirementReady® 2015 Fund

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

56     High Income Securities Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57–59 St James’s Street
London, England SW1A 1LD

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

State Street Bank
and Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

Jameson A. Baxter, Chair
Liaquat Ahamed
Ravi Akhoury
Barbara M. Baumann
Charles B. Curtis
Robert J. Darretta
Katinka Domotorffy
John A. Hill
Paul L. Joskow
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens

Officers

Robert L. Reynolds
President

Jonathan S. Horwitz
Executive Vice President,
Principal Executive Officer, and
Compliance Liaison

Steven D. Krichmar
Vice President and
Principal Financial Officer

Robert T. Burns
Vice President and
Chief Legal Officer

Robert R. Leveille
Vice President and
Chief Compliance Officer

Michael J. Higgins
Vice President, Treasurer,
and Clerk

Janet C. Smith
Vice President,
Principal Accounting Officer,
and Assistant Treasurer

Susan G. Malloy
Vice President and
Assistant Treasurer

James P. Pappas
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

High Income Securities Fund     57

Call 1-800-225-1581 Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern Time, or visit putnam.com anytime for up-to-date information about the fund’s NAV.

58     High Income Securities Fund

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High Income Securities Fund     59

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60     High Income Securities Fund

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA710
293337 4/15

Item 2. Code of Ethics:

Not Applicable

Item 3. Audit Committee Financial Expert:

Not Applicable

Item 4. Principal Accountant Fees and Services:

Not Applicable

Item 5. Audit Committee

Not Applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a) Not applicable

(b) There have been no changes to the list of the registrant’s identified portfolio managers included in the registrant’s report on Form N-CSR for the most recent completed fiscal year.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities
				Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value)
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

September 1 – September 30, 2014	150,899	$8.46	150,899	880,036
October 1 – October 7, 2014	—	—	—	880,036
October 8 – October 31, 2014	78,457	$8.12	78,457	1,493,240
November 1 – November 30, 2014	89,886	$8.37	89,886	1,403,354
December 1 – December 31, 2014	131,545	$8.09	131,545	1,271,809
January 1 – January 31, 2015	117,015	$8.14	117,015	1,154,794
February 1 – February 28, 2015	84,627	$8.28	84,627	1,070,167

*	In October 2005, the Board of Trustees of the Putnam Funds initiated the closed-end fund share repurchase program, which, as subsequently amended, authorized the fund to repurchase of up to 10% of its fund’s outstanding common shares over the two-years ending October 5, 2007. The Trustees have subsequently renewed the program on an annual basis. The program renewed by the Board in September 2013, which was in effect between October 8, 2013 and October 7, 2014, allowed the fund to repurchase up to 1,648,548 of its shares. The program renewed by the Board in September 2014, which is in effect between October 8, 2014 and October 7, 2015, allows the fund to repurchase up to 1,571,697 of its shares.

**	Information prior to October 7, 2014 is based on the total number of shares eligible for repurchase under the program, as amended through September 2013. Information from October 8, 2014 forward is based on the total number of shares eligible for repurchase under the program, as amended through September 2014.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam High Income Securities Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 28, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 28, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: April 28, 2015